[FIRST AMERICAN FUNDS LOGO]

                                                  2004
                                                  Annual Report

                                                  MONEY
                                                  MARKET
                                                  FUNDS

                                                  Class A, B, and C Shares

                                      [PICTURE]

[PICTURE]                                            [PICTURE]

First American Money Market Funds

First American Money Market Funds offer a broad range of investment choices and share classes that are practical alternatives or complements to a cash portfolio. The investment objective of our money market funds is to seek maximum current income consistent with the preservation of capital and maintenance of liquidity.

TABLE OF CONTENTS

Message to Shareholders
Report of Independent Registered Public Accounting Firm
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Notice to Shareholders

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS November 15, 2004

                  DEAR SHAREHOLDERS:

                  We invite you to take a few minutes to review the results of the fiscal year ended September 30, 2004.

                  This report includes a complete listing of portfolio holdings and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

                  Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

                  Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

                  We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

                  Sincerely,

                  /s/ Virginia L. Stringer         /s/ Thomas S. Schreier
                  --------------------------       --------------------------
                  VIRGINIA L. STRINGER             THOMAS S. SCHREIER, JR.
                  Chairperson of the Board         President
                  First American Funds, Inc.       First American Funds, Inc.

GOVERNMENT OBLIGATIONS FUND

Expense Example

As a shareholder of the Government Obligations Fund (the Fund), you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Examples

                                                                                             Expenses Paid
                                                                                             During Period*
                                                   Beginning Account     Ending Account       (4/1/2004 to
                                                    Value (4/1/2004)    Value (9/30/2004)       9/30/2004)
                                                   -----------------    -----------------    --------------
Class A Actual                                     $        1,000.00    $        1,002.70     $        3.76
Class A Hypothetical (5% return before expenses)   $        1,000.00    $        1,021.25     $        3.79
Class D Actual                                     $        1,000.00    $        1,003.40     $        3.01
Class D Hypothetical (5% return before expenses)   $        1,000.00    $        1,022.00     $        3.03
Class Y Actual                                     $        1,000.00    $        1,004.20     $        2.25
Class Y Hypothetical (5% return before expenses)   $        1,000.00    $        1,022.75     $        2.28
Class Z Actual                                     $        1,000.00    $        1,005.40     $        1.00
Class Z Hypothetical (5% return before expenses)   $        1,000.00    $        1,024.00     $        1.01
Piper Jaffray Actual                               $        1,000.00    $        1,002.60     $        3.80
Piper Jaffray Hypothetical (5% return before
expenses)                                          $        1,000.00    $        1,021.20     $        3.84

*Expenses are equal to the Fund's annualized expense ratio of 0.75%, 0.60%, 0.45%, 0.20%, and 0.76% for Class A, Class D, Class Y, Class Z, and Piper Jaffray Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

Portfolio Allocation as of September
    30, 2004(1) (% of net assets)                       Fund
------------------------------------                    -----
Repurchase Agreements                                   50.7%
Agency Floaters                                         37.3%
Agency Discount Notes                                   14.0%
Agency Notes                                             6.9%

(1)Portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2004

PRIME OBLIGATIONS FUND

Expense Example

As a shareholder of the Prime Obligations Fund (the Fund), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees (for example, any contingent deferred sales charges that may apply on Class B or Class C shares); distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

                                                                                      Expenses Paid
                                                                     Ending Account  During Period*
                                                  Beginning Account       Value         (4/1/2004
                                                  Value (4/1/2004)    (9/30/2004)     to 9/30/2004)
                                                  -----------------  --------------  ---------------
Class A Actual                                     $     1,000.00    $    1,002.90     $      3.91
Class A Hypothetical (5% return before expenses)   $     1,000.00    $    1,021.10     $      3.94
Class B Actual                                     $     1,000.00    $    1,000.90     $      5.70
Class B Hypothetical (5% return before expenses)   $     1,000.00    $    1,019.30     $      5.76
Class C Actual                                     $     1,000.00    $    1,000.90     $      5.75
Class C Hypothetical (5% return before expenses)   $     1,000.00    $    1,019.25     $      5.81
Class D Actual                                     $     1,000.00    $    1,003.60     $      3.16
Class D Hypothetical (5% return before expenses)   $     1,000.00    $    1,021.85     $      3.18
Class I Actual                                     $     1,000.00    $    1,004.80     $      2.00
Class I Hypothetical (5% return before expenses)   $     1,000.00    $    1,023.00     $      2.02
Class Y Actual                                     $     1,000.00    $    1,004.40     $      2.41
Class Y Hypothetical (5% return before expenses)   $     1,000.00    $    1,022.60     $      2.43
Class Z Actual                                     $     1,000.00    $    1,005.80     $      1.00
Class Z Hypothetical (5% return before expenses)   $     1,000.00    $    1,024.00     $      1.01
Piper Jaffray Actual                               $     1,000.00    $    1,002.60     $      4.21
Piper Jaffray Hypothetical (5% return before
expenses)                                          $     1,000.00    $    1,020.80     $      4.24

*Expenses are equal to the Fund's annualized expense ratio of 0.78%, 1.14%, 1.15%, 0.63%, 0.40%, 0.48%, 0.20%, and 0.84% for Class A, Class B, Class C,
Class D, Class I, Class Y, Class Z and Piper Jaffray Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

Portfolio Allocation as of September 30, 20041 (% of net assets)             Fund
----------------------------------------------------------------             ----
Commercial Paper                                                             31.1%
Floating Rate Obligations                                                    23.5%
Certificate of Deposit / Bank Notes                                          21.0%
Corporate Notes                                                               9.0%
Funding Agreements                                                            7.3%
Repurchase Agreements                                                         3.7%
Agency Notes                                                                  2.2%
Agency Floaters                                                               1.2%
Euro Time Deposits                                                            1.0%

(1)Portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2004

TAX FREE OBLIGATIONS FUND

Expense Example

As a shareholder of the Tax Free Obligations Fund (the Fund), you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Examples

                                                                                             Expenses Paid
                                                                                             During Period*
                                                   Beginning Account     Ending Account       (4/1/2004 to
                                                    Value (4/1/2004)    Value (9/30/2004)       9/30/2004)
                                                   -----------------    -----------------    --------------
Class A Actual                                     $        1,000.00    $        1,002.00    $         3.75
Class A Hypothetical (5% return before expenses)   $        1,000.00    $        1,021.25    $         3.79
Class D Actual                                     $        1,000.00    $        1,002.80    $         3.00
Class D Hypothetical (5% return before expenses)   $        1,000.00    $        1,022.00    $         3.03
Class Y Actual                                     $        1,000.00    $        1,003.50    $         2.25
Class Y Hypothetical (5% return before expenses)   $        1,000.00    $        1,022.75    $         2.28
Class Z Actual                                     $        1,000.00    $        1,004.80    $         1.00
Class Z Hypothetical (5% return before expenses)   $        1,000.00    $        1,024.00    $         1.01
Piper Jaffray Actual                               $        1,000.00    $        1,002.10    $         3.75
Piper Jaffray Hypothetical (5% return before
expenses)                                          $        1,000.00    $        1,021.25    $         3.79

*Expenses are equal to the Fund's annualized expense ratio of 0.75%, 0.60%, 0.45%, 0.20%, and 0.75% for Class A, Class D, Class Y, Class Z, and Piper Jaffray Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

Portfolio Allocation as of September 30, 2004(1)(% of net assets)                        Fund
-----------------------------------------------------------------                        ----
Variable Rate Demand Notes - Weekly                                                      79.0%
Municipal Notes                                                                          10.1%
Commercial Paper                                                                          6.5%
Variable Rate Demand Notes - Daily                                                        3.1%
Floating Rate Obligations                                                                 1.3%

(1)Portfolio allocations are subject to change at any time and are not recommendations to buy or sell a security.

FIRST AMERICAN FUNDS Annual Report 2004

TREASURY OBLIGATIONS FUND

Expense Example

As a shareholder of the Treasury Obligations Fund (the Fund), you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Examples

                                                                                             Expenses Paid
                                                                                             During Period*
                                                   Beginning Account     Ending Account       (4/1/2004 to
                                                    Value (4/1/2004)    Value (9/30/2004)      9/30/2004)
                                                   -----------------    -----------------    --------------
Class A Actual                                     $        1,000.00    $        1,002.40    $         3.75
Class A Hypothetical (5% return before expenses)   $        1,000.00    $        1,021.25    $         3.79
Class D Actual                                     $        1,000.00    $        1,003.20    $         3.00
Class D Hypothetical (5% return before expenses)   $        1,000.00    $        1,022.00    $         3.03
Class Y Actual                                     $        1,000.00    $        1,003.90    $         2.25
Class Y Hypothetical (5% return before expenses)   $        1,000.00    $        1,022.75    $         2.28
Class Z Actual                                     $        1,000.00    $        1,005.20    $         1.00
Class Z Hypothetical (5% return before expenses)   $        1,000.00    $        1,024.00    $         1.01
Piper Jaffray Actual                               $        1,000.00    $        1,003.10    $         3.76
Piper Jaffray Hypothetical (5% return before
expenses)                                          $        1,000.00    $        1,021.25    $         3.79

*Expenses are equal to the Fund's annualized expense ratio of 0.75%, 0.60%, 0.45%, 0.20%, and 0.75% for Class A, Class D, Class Y, Class Z, and Piper Jaffray Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

Portfolio Allocation as of September 30, 2004(1) (% of net assets)                       Fund
------------------------------------------------------------------                       ----
Repurchase Agreements                                                                    18.0%
U.S. Treasury Strips-Notes-Bonds                                                         82.0%

(1)Portfolio recommendations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2004

TREASURY RESERVE FUND

Expense Example

As a shareholder of the Treasury Reserve Fund (the Fund), you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Examples

                                                                                             Expenses Paid
                                                                                             During Period*
                                                   Beginning Account     Ending Account       (4/1/2004 to
                                                    Value (4/1/2004)    Value (9/30/2004)      9/30/2004)
                                                   -----------------    -----------------    --------------
Class A Actual                                     $        1,000.00    $        1,001.50    $         4.70
Class A Hypothetical (5% return before expenses)   $        1,000.00    $        1,020.30    $         4.75

*Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

Portfolio Allocation as of September 30, 2004(1) (% of net assets)                       Fund
------------------------------------------------------------------                       ----
Repurchase Agreements                                                                    77.9%
U.S. Treasury Strips-Notes-Bonds                                                         22.1%

(1)Portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2004

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
First American Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of First American Funds, Inc. (comprised of the Government Obligations, Prime Obligations, Tax Free Obligations, Treasury Obligations and Treasury Reserve Funds) (the "Funds") as of September 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Treasury Reserve Fund for the periods presented through October 31, 2000, were audited by other auditors whose reports dated December 29, 2000 and January 7, 2000, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting First American Funds, Inc. at September 30, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 29, 2004

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of INVESTMENTS SEPTEMBER 30, 2004

Government Obligations Fund

                    DESCRIPTION                        PAR (000)          VALUE (000)
---------------------------------------------          ---------          -----------
U.S. Government Agency Obligations - 58.2%
FAMC
1.810%, 10/01/04 (a)                                   $ 117,600          $   117,595
1.925%, 10/30/04 (a)                                     100,000              100,000
FFCB
2.375%, 10/01/04                                           9,400                9,400
1.780%, 04/04/06                                         300,000              299,910
FHLB
1.250%, 10/14/04                                           5,000                5,000
3.625%, 10/15/04                                          10,000               10,009
1.535%, 10/25/04 (a)                                     100,000               99,998
1.360%, 11/04/04                                          20,000               19,975
1.510%, 12/08/04                                          10,000               10,000
4.000%, 02/15/05                                           4,085                4,125
7.125%, 02/15/05                                           4,000                4,086
1.200%, 04/01/05                                          20,000               19,995
4.625%, 04/15/05                                          10,000               10,178
2.250%, 09/09/05                                          15,000               14,985
1.835%, 03/28/06 (a)                                      50,000               49,963
FHLMC
1.550%, 10/05/04                                          46,889               46,880
1.220%, 10/07/04                                          16,067               16,063
3.250%, 11/15/04                                          19,260               19,303
1.340%, 12/30/04                                          27,573               27,482
1.320%, 02/08/05                                          39,675               39,486
1.174%, 03/08/05                                          30,000               29,847
1.358%, 04/05/05                                          20,000               19,861
1.990%, 05/31/05                                          30,000               29,607
0.000%, 08/05/05                                          15,000               14,734
2.190%, 08/23/05                                          32,194               31,570
FNMA
1.750%, 10/01/04 (a)                                      78,000               78,000
1.795%, 10/01/04 (a)                                     100,000               99,995
1.470%, 10/03/04 (a)                                      75,000               74,951
1.561%, 10/06/04 (a)                                     100,000               99,911
1.420%, 10/15/04                                          50,000               49,973
1.645%, 10/15/04 (a)                                     100,000               99,976
1.726%, 10/29/04 (a)                                     150,000              149,891
1.330%, 12/10/04                                          35,000               34,910
1.200%, 02/04/05                                          30,000               29,871
1.219%, 02/14/05                                          25,000               25,000
7.125%, 02/15/05                                          37,460               38,268
1.210%, 03/04/05                                          10,000                9,949
1.370%, 04/01/05                                          25,000               24,819
1.560%, 04/29/05                                          15,000               14,987
1.930%, 04/29/05                                          30,000               29,677
1.610%, 05/13/05                                          10,000               10,000
0.000%, 05/27/05                                          25,000               24,651
2.075%, 06/24/05                                          15,000               14,770
2.038%, 07/22/05                                          20,000               19,665
                                                                          -----------
Total U.S. Government Agency Obligations
 (Cost $1,979,316)                                                          1,979,316

Government Obligations Fund (concluded)

Repurchase Agreements - 50.7%
Bank of America
1.850%, dated 9/30/04, matures 10/1/04,
repurchase price $100,005,139
(collateralized by U.S. Treasury Obligations:
Total Market Value $102,000,025)                       $ 100,000          $   100,000
CS First Boston
1.850%, dated 9/30/04, matures 10/1/04,
repurchase price $500,025,694
(collateralized by U.S. Treasury Obligations:
Total Market Value $510,003,440)                         500,000              500,000
Goldman Sachs
1.860%, dated 9/30/04, matures 10/1/04,
repurchase price $625,032,292
(collateralized by U.S. Treasury Obligations:
Total Market Value $637,500,556)                         625,000              625,000
UBS Warburg
1.850%, dated 9/30/04, matures 10/1/04,
repurchase price $499,937,690
(collateralized by U.S. Treasury Obligations:
Total Market Value $509,911,509)                         499,912              499,912
                                                                          -----------
Total Repurchase Agreements                                                 1,724,912
                                                                          -----------
(Cost $1,724,912)
Total Investments - 108.9%                                                  3,704,228
(Cost $3,704,228)
Other Assets and Liabilities, Net - (8.9)%                                   (301,759)
                                                                          -----------
Total Net Assets - 100.0%                                                 $ 3,402,469

(a) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2004. The date shown is the next reset date.

FAMC - Federal Agriculture Mortgage Corporation

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of INVESTMENTS September 30, 2004

Prime Obligations Fund

DESCRIPTION                                              PAR (000)     VALUE (000)
---------------------------------------                 ----------     -----------
COMMERCIAL PAPER - 32.0%
Brokerage - 4.5%
Citicorp Global Markets
1.680%, 10/06/04                                        $  100,000     $   99,977

1.750%, 10/25/04                                           100,000         99,883

1.770%, 10/27/04                                           120,000        119,847
Goldman Sachs Group
1.955%, 10/01/04 (a)                                       250,000        250,000
UBS Americas
1.880%, 10/01/04                                           128,719        128,719
                                                                       ----------
Total Brokerage                                                           698,426

Commercial Funding Corporations - 19.3%
CAFCO
1.550%, 10/05/04 (b)                                        78,000         77,987

1.673%, 10/15/04 (b)                                       100,000         99,935

1.700%, 10/21/04 (b)                                        50,000         49,953

1.780%, 10/27/04 (b)                                        50,000         49,936
Edison Asset Securitization Corp
1.602%, 10/01/04 (b)                                       150,000        150,000

1.710%, 10/14/04 (b)                                       200,000        199,877
Falcon Asset Securitization Corp
1.610%, 10/04/04 (b)                                       100,000         99,987

1.620%, 10/05/04 (b)                                       215,000        214,961

1.700%, 10/14/04 (b)                                        33,857         33,836

1.710%, 10/15/04 (b)                                       120,000        119,920

1.780%, 10/22/04 (b)                                        40,000         39,959
Fleet Funding
1.600%, 10/01/04 (b)                                        58,644         58,644

1.660%, 10/08/04 (b)                                       123,972        123,932
Moat Funding (Guarantor: 41% JPM Chase)
1.680%, 10/15/04 (b)                                        50,000         49,967

1.680%, 10/18/04 (b)                                        50,000         49,960

1.780%, 10/22/04 (b)                                       100,000         99,896

1.780%, 10/27/04 (b)                                        80,000         79,897
Motown Notes
1.620%, 10/01/04 (b)                                        65,000         65,000

1.620%, 10/01/04 (b)                                        50,000         50,000

1.700%, 10/12/04 (b)                                        80,000         79,958

1.640%, 10/20/04 (b)                                        80,000         79,931
Old Line Funding
1.660%, 10/12/04 (b)                                        30,049         30,034

1.720%, 10/15/04 (b)                                        43,536         43,507

1.690%, 10/18/04 (b)                                        49,699         49,659

1.650%, 10/20/04 (b)                                        26,204         26,181

1.700%, 10/25/04 (b)                                        71,074         70,994
Ranger Funding
1.680%, 10/05/04 (b)                                        50,000         49,991

1.672%, 10/06/04 (b)                                         8,000          7,998

1.722%, 10/14/04 (b)                                       100,000         99,938

1.770%, 10/18/04 (b)                                       100,000         99,916

1.780%, 10/26/04 (b)                                       113,777        113,636

1.780%, 10/27/04 (b)                                        80,000         79,897
Sheffield Receivables Corp
1.670%, 10/07/04 (b)                                        85,000         84,976

1.780%, 10/13/04 (b)                                        40,040         40,016

1.720%, 10/15/04 (b)                                        40,000         39,973

1.780%, 10/19/04 (b)                                        49,470         49,426

1.780%, 10/26/04 (b)                                       100,000         99,876

1.780%, 10/29/04 (b)                                       125,000        124,827
                                                                       ----------
Total Commercial Funding Corporations                                   2,984,381

Prime Obligations Fund (continued)

DESCRIPTION                                              PAR (000)     VALUE (000)
-----------------------------------------------------   ----------     -----------
Domestic Banks - 3.0%
Kitty Hawk Funding (Guarantor: Bank of America)
1.580%, 10/15/04 (b)                                    $  150,000     $  149,900
Variable Funding Capital (Guarantor: Wachovia)
1.650%, 10/05/04 (b)                                        80,000         79,985

1.710%, 10/14/04 (b)                                        10,776         10,769

1.770%, 10/20/04 (b)                                       125,000        124,883

1.784%, 11/03/04 (b)                                       100,000         99,837
                                                                       ----------
Total Domestic Banks                                                      465,374

Retail Funding Corporation - 5.2%
Emerald Trust Certificates (MBNA Master Certificates)
(Secured Liquidity Note)
1.610%, 10/12/04 (b)                                        50,000         49,975

1.690%, 10/13/04 (b)                                       119,000        118,933

1.710%, 10/21/04 (b)                                        90,000         89,915

1.720%, 10/21/04 (b)                                        90,000         89,914

1.790%, 11/03/04 (b)                                       100,000         99,836
New Castle
1.570%, 10/04/04 (b)                                       175,000        174,977

1.604%, 10/12/04 (b)                                       100,000         99,951
Park Granada LLC
1.604%, 10/12/04 (b)                                        80,000         79,961
                                                                       ----------
Total Retail Funding Corporation                                          803,462
                                                                       ----------
Total Commercial Paper                                                  4,951,643
(Cost $4,951,643)

CORPORATE OBLIGATIONS - 36.3%
Basic Industry - 1.9%
3M
5.639%, 12/13/04 (b)                                       200,000        201,700
Merck & Co. Inc.
4.484%, 02/22/05 (b)                                        95,000         96,190
                                                                       ----------
Total Basic Industry                                                      297,890

Brokerage - 7.9%
Bank of America
1.975%, 10/01/04 (a)                                       200,000        200,000
Bear Stearns
2.065%, 10/01/04 (a)                                       400,000        400,000
Goldman Sachs Group
1.860%, 10/15/04 (a) (b)                                   177,000        177,000
Morgan Stanley Dean Witter
1.760%, 10/15/04 (a) (b)                                   100,000        100,000

1.880%, 10/15/04 (a) (b)                                   250,000        250,000

1.880%, 10/29/04 (a) (b)                                    95,000         95,000
                                                                       ----------
Total Brokerage                                                         1,222,000

Diversified Financials - 4.6%
American Express Credit
1.841%, 10/20/04 (a) (b)                                    90,000         90,000
Associates Corp
2.050%, 12/26/04 (a) (b)                                   120,000        120,000
General Electric Capital Corp
1.838%, 10/09/04 (a) (b)                                   300,000        300,016

1.868%, 10/17/04 (a)                                       200,000        200,000
                                                                       ----------
Total Diversified Financials                                              710,016

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of INVESTMENTS September 30, 2004

DESCRIPTION                                              PAR (000)     VALUE (000)
-----------------------------------------               ----------     -----------
Foreign Funding Corporations - 14.0%
Beta Finance
1.800%, 10/01/04 (a) (b)                                $  90,000      $   89,976

1.820%, 10/01/04 (a) (b)                                  100,000          99,998

1.270%, 10/15/04 (b)                                       50,000          50,000

1.400%, 01/07/05 (b)                                       50,000          50,000

1.500%, 05/19/05 (b)                                      100,000          99,906

2.370%, 07/29/05 (b)                                       50,000          49,996

2.300%, 09/12/05 (b)                                      100,000          99,991
Centauri (CC USA LLC)
1.960%, 10/01/04 (a) (b)                                   50,000          50,008

1.450%, 10/25/04 (b)                                      100,000         100,000

1.500%, 11/17/04 (b)                                       50,000          50,006

1.390%, 11/26/04 (b)                                       50,000          49,998

2.290%, 08/08/05 (b)                                       55,000          54,995
Dorada Finance
1.810%, 10/01/04 (a) (b)                                  177,000         176,997

1.920%, 10/01/04 (a) (b)                                   50,000          50,034

1.450%, 11/10/04 (b)                                       50,000          50,000

1.450%, 11/22/04 (b)                                       85,000          85,000

1.480%, 04/19/05 (b)                                       53,000          52,939
K2 USA LLC
1.820%, 10/01/04 (a) (b)                                   50,000          49,998

1.990%, 10/01/04 (a) (b)                                   45,000          45,050

1.270%, 10/15/04 (b)                                       50,000          50,000

1.450%, 10/25/04 (b)                                      100,000         100,001

1.445%, 11/08/04 (b)                                       60,000          60,000

2.320%, 08/08/05 (b)                                       50,000          50,000
Sigma Finance
1.800%, 10/01/04 (a) (b)                                   65,000          64,997

1.805%, 10/01/04 (a) (b)                                  100,000          99,990

1.805%, 10/01/04 (a) (b)                                  100,000          99,990

1.810%, 10/01/04 (a) (b)                                   50,000          49,992

1.828%, 10/01/04 (a) (b)                                  100,000          99,996

1.910%, 10/01/04 (a) (b)                                   90,000          90,050

1.500%, 05/20/05 (b)                                       50,000          49,829
                                                                       ----------
Total Foreign Funding Corporations                                      2,169,737

Insurance - 7.9%
AI Life Funding Agreement
1.690%, 10/01/04 (a)                                       75,000          75,000

1.690%, 10/01/04 (a)                                      100,000         100,000
AIG Life Funding Agreement
1.710%, 10/01/04 (a)                                      100,000         100,000

1.710%, 10/01/04 (a)                                      100,000         100,000
Allstate Life Insurance Funding Agreement
1.730%, 10/01/04 (a)                                      100,000         100,000

1.820%, 10/15/04 (a)                                      100,000         100,000
Anchor National Life Funding Agreement
2.000%, 10/01/04 (a)                                       75,000          75,000
Metlife Global Funding
1.880%, 10/28/05 (a) (b)                                   95,000          95,000
Sun Life Insurance Funding Agreement
2.020%, 10/01/04 (a)                                       75,000          75,000
Transamerica Occidental Funding Agreement
1.800%, 10/01/04 (a)                                      400,000         400,000
                                                                       ----------
Total Insurance                                                         1,220,000
                                                                       ----------
Total Corporate Obligations
(Cost $5,619,643)                                                       5,619,643

Certificates of Deposit - 5.1%
American Express
1.700%, 10/15/04                                          160,000         160,000

1.710%, 10/18/04                                          100,000         100,000

Prime Obligations Fund (continued)

DESCRIPTION                                              PAR (000)     VALUE (000)
----------------------------------------------          ----------     -----------
Wells Fargo Bank
1.610%, 10/05/04                                        $ 250,000      $  250,000

1.690%, 10/07/04                                          100,000         100,000

1.740%, 10/21/04                                           75,000          75,000

1.780%, 10/29/04                                          100,000         100,000
                                                                       ----------
Total Certificates of Deposit
(Cost $785,000)                                                           785,000

Yankee Certificates of Deposit - 18.5%
Abbey National
1.690%, 10/13/04                                          120,000         120,000
Bayerische Landesbank NY
1.830%, 06/24/05 (a) (b)                                  300,000         300,000
CS First Boston NY
1.600%, 10/04/04                                           75,000          75,000

1.700%, 10/13/04                                          100,000          99,943

1.750%, 10/18/04                                          225,000         225,000
Dexia Delaware LLC
1.775%, 10/28/04                                          320,000         320,000
HBOS
1.710%, 10/18/04                                          100,000         100,000
Landesbank Hessen Thueringen
1.320%, 02/10/05                                          100,000          99,994

2.000%, 05/17/05                                          100,000          99,988

1.775%, 06/06/05                                           50,000          49,995

2.280%, 06/29/05                                          100,000          99,985

2.275%, 08/08/05                                           50,000          49,994
Natexis Banque
1.665%, 10/12/04                                          200,000         200,000

1.780%, 11/01/04                                          100,000         100,000
Nordeutche Bank NY
1.230%, 02/09/05                                           45,000          45,000

1.600%, 05/19/05                                           50,000          49,997

1.990%, 05/20/05                                           75,000          74,995

1.850%, 06/07/05                                           50,000          49,995
Rabobank Nederland NY
2.275%, 06/29/05                                           50,000          49,991

2.180%, 07/11/05                                           50,000          49,998
Royal Bank of Scotland NY
1.395%, 02/02/05                                          100,000          99,995

1.326%, 03/31/05                                           50,000          49,983

1.490%, 05/04/05                                           55,000          54,997

2.330%, 09/13/05                                          100,000          99,979
Svenska Handelsbanken NY
1.660%, 10/12/04                                          150,000         150,000

2.000%, 05/23/05                                           93,000          92,988

2.220%, 07/06/05                                           50,000          49,994
                                                                       ----------
Total Yankee Certificates of Deposit
(Cost $2,857,811)                                                       2,857,811

Euro Time Deposits - 1.0%
Sun Trust Time Deposit
1.950%, 10/01/04                                          152,466         152,466
                                                                       ----------
Total Euro Time Deposits
(Cost $152,466)                                                           152,466
U.S. Government Agency Obligations - 3.3%
FHLB
1.200%, 04/01/05                                           50,000          49,988

1.660%, 05/16/05                                           50,000          50,000

2.250%, 09/09/05                                           30,000          29,970
FHLMC
0.000%, 12/02/04                                           60,000          59,847

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Prime Obligations Fund (concluded)

DESCRIPTION                                                                    PAR (000)    VALUE (000)
-----------------------------------------------------------------------------  ----------   -----------
FNMA                                                                           $ 180,000    $   180,000
1.840%, 10/01/04 (a)
1.420%, 11/01/04                                                                  23,474         23,445
1.200%, 02/04/05                                                                  50,000         49,774
1.270%, 04/25/05                                                                  75,000         75,000
                                                                                            -----------
Total U.S. Government Agency Obligations
(Cost $518,024)                                                                                 518,024
Repurchase Agreements - 3.7%
-------------------------------------------------------------------------------------------------------
UBS Warburg
1.740%, dated 9/30/04, matures 10/1/04,
repurchase price $554,229,786
(collateralized by U.S. Treasury Obligations:
Total Market Value $565,288,045)                                                 554,203        554,203
UBS Warburg
1.850%, dated 9/30/04, matures
10/1/04, repurchase price $25,089,289
(collateralized by U.S. Treasury Obligations:
Total Market Value $25,591,780)                                                   25,088         25,088
                                                                                            -----------
Total Repurchase Agreements
(Cost $579,291)                                                                                 579,291
                                                                                            -----------
Total Investments - 99.9%
(Cost $15,463,878)                                                                           15,463,878
Other Assets and Liabilities, Net - 0.1%                                                         16,214
                                                                                            -----------
Total Net Assets - 100.0%                                                                   $15,480,092

(a) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2004. The date shown is the next reset date.

(b) Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $8,247,860,281 or 53.3% of total net assets.

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

Tax Free Obligations Fund

DESCRIPTION                                                                     PAR (000)   VALUE (000)
----------------------------------------------------------------------------    ---------   -----------
Municipal Bonds - 101.9%
----------------------------------------------------------------------------    ---------   -----------
Arizona - 1.5%
Arizona Health Facilities, The Terraces Project,
Series B2 (Confirming LOC: Lloyds TSB Bank)
1.685%, 10/07/04 (a)                                                            $   5,000   $     5,000
Phoenix Civic Improvement (CP)
1.220%, 11/09/04                                                                    5,000         5,000
1.270%, 01/10/05                                                                   10,000        10,000
1.330%, 02/09/05                                                                    4,000         4,000
                                                                                            -----------
                                                                                                 24,000
California - 1.7%
California School Cash Reserve Program Authority
3.000%, 07/06/05                                                                    5,000         5,053
California State RANs, Series A
3.000%, 06/30/05                                                                   15,000        15,137
California Statewide Communities Development
Authority, Senior Living Facility
(Confirming LOC: Bank of New York)
1.675%, 10/07/04 (a)                                                                7,500         7,500
Los Angeles School District, Belmont Learning
Complex A (LOC: Bank of New York)
1.626%, 10/07/04 (a)                                                                   75            75
                                                                                            -----------
                                                                                                 27,765
Colorado - 4.8%
Colorado General Fund, Tax and Revenue
Anticipation Notes
3.000%, 06/27/05                                                                   22,500        22,738
Colorado Health Facilities Authority,
Adventist Health - Sunbelt, Series B
(LOC: Suntrust Bank)
1.645%, 10/07/04 (a)                                                               15,000        15,000
Colorado Health Facilities Authority,
Frasier Meadows Manor Project (LOC: Bank One)
1.685%, 10/07/04 (a)                                                               15,845        15,845
Colorado Springs Utilities, Series A
(SPA: Dexia Credit Local)
1.695%, 10/07/04 (a)                                                               15,000        15,000
Moffat County Pollution Control (INS: AMBAC)
(SPA: JP Morgan Chase Bank)
1.845%, 10/07/04 (a)                                                               10,465        10,465
                                                                                            -----------
                                                                                                 79,048
Connecticut - 0.2%
Connecticut Special Tax Obligation Revenue,
Transportation Infrastructure, Series 1
(INS: AMBAC) (SPA: Westlb AG)
1.695%, 10/07/04 (a)                                                                3,820         3,820
District of Columbia - 1.6%
District of Columbia, American Society, Series A
(LOC: First Union National Bank)
1.685%, 10/07/04 (a)                                                               10,000        10,000
District of Columbia, The Washington Home
(LOC: First Union National Bank)
1.685%, 10/07/04 (a)                                                                9,500         9,500
District of Columbia, Trinity College
(LOC: Wachovia Bank)
1.685%, 10/07/04 (a)                                                                6,640         6,640
                                                                                            -----------
                                                                                                 26,140
Florida - 7.9%
Florida Housing Agency (LOC: KBC)
1.576%, 10/07/04 (a) (b)                                                            6,035         6,035

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of INVESTMENTS September 30, 2004

DESCRIPTION                                                                     PAR (000)   VALUE (000)
-------------------------------------------------------------------------       ---------   -----------
Highlands County Florida Health Facilities,                                     $  12,100   $    12,100
Adventist Health Systems, Series A
(LOC: Suntrust Bank)
1.695%, 10/07/04 (a)
Highlands County Health Facilities Authority,
Adventist - Sunbelt, Series A (MBIA)
(SPA: Bank One)
1.685%, 10/07/04 (a)                                                               53,100        53,100
Jacksonville Florida Health Facilities,
Baptist Medical Center Project
(LOC: Wachovia)
1.695%, 10/01/04 (a)                                                                3,520         3,520
Miami-Dade County Development Authority,
Gulliver School Project
(LOC: Bank of America)
1.745%, 10/07/04 (a)                                                                3,650         3,650
Orange County Florida Health Facilities,
Adventist Health Systems, Sunbelt
(LOC: Suntrust Bank)
1.695%, 10/07/04 (a)                                                                2,800         2,800
Palm Beach County Health Facilities Authority,
Bethesda Healthcare Project
(LOC: Suntrust Bank)
1.755%, 10/01/04 (a)                                                               18,500        18,500
Palm Beach County Revenue, Benjamin Private
School Project (LOC: Bank of America)
1.695%, 10/07/04 (a)                                                                2,000         2,000
Pinellas County Health Facilities Authority,
Bayfront Projects (LOC: Suntrust Bank)
1.755%, 10/01/04 (a)                                                               11,900        11,900
Temple Terrace, Lifepath Hospice Project
(LOC: Suntrust Bank)
1.685%, 10/07/04 (a)                                                                6,000         6,000
University of South Florida Funding
(LOC: First Union)
1.626%, 10/07/04 (a)                                                                  930           930
West Orange Healthcare Distributors, Series B
(LOC: Suntrust Bank)
1.715%, 10/07/04 (a)                                                                8,000         8,000
                                                                                            -----------
                                                                                                128,535
Georgia - 5.9%
Clayton County Georgia Development Authority,
Delta Airlines Project, Series A
(LOC: General Electric Capital)
1.705%, 10/07/04 (a)                                                                2,450         2,450
Cobb County Development Authority,
Student Housing Facilities, Kennesaw State
University Foundation, Series A
(LOC: Allied Irish Bank, PLC) (LOC: Wachovia)
1.685%, 10/07/04 (a)                                                                6,940         6,940
Fulton County Development Authority Educational
Facilities, Catholic Education North Georgia
(LOC: Wachovia)
1.685%, 10/07/04 (a)                                                               16,295        16,295
Fulton County Development Authority Educational
Facilities, Catholic School Properties
(LOC: Wachovia)
1.685%, 10/07/04 (a)                                                               26,900        26,900
Fulton County Development Authority,
Pace Academy Project (LOC: Bank of America)
1.695%, 10/07/04 (a)                                                                1,925         1,925
Fulton County Hospital Authority, Northside,
Series B (LOC: Wachovia Bank)
1.695%, 10/01/04 (a)                                                                2,900         2,900

Gordon County Georgia Hospital Authority,
Adventist Health Systems, Series A
(LOC: Suntrust Bank)
1.685%, 10/07/04 (a)                                                            $  1,205    $     1,205
Macon-Bibb County Hospital Authority
(LOC: Suntrust Bank)
1.755%, 10/01/04 (a)                                                                1,800         1,800
Medical Center Hospital Authority, Spring Harbor
at Green Island (LOC: Bank of Scotland)
1.685%, 10/07/04 (a)                                                               10,500        10,500
Rockdale County Hospital Authority
(LOC: Suntrust Bank)
1.685%, 10/07/04 (a)                                                               10,995        10,995
Thomasville Hospital Authority, J.D. Archbold
(LOC: Suntrust Bank)
1.685%, 10/07/04 (a)                                                               12,850        12,850
                                                                                            -----------
                                                                                                 94,760
Idaho - 1.1%
Boise Idaho Urban Renewal Agency, Capital City
(LOC: Bank America)
1.765%, 10/07/04 (a)                                                                4,605         4,605
Idaho Tax Anticipation Notes
3.000%, 06/30/05                                                                   10,000        10,104
University of Idaho Foundation Authority
(LOC: First Security Bank)
1.725%, 10/07/04 (a) (b)                                                            3,900         3,900
                                                                                            -----------
                                                                                                 18,609
Illinois - 14.6%
ABN AMRO Munitops Certificates Trust,
Chicago IL (INS:FGIC)
1.745%, 10/07/04 (a) (b)                                                           20,000        20,000
ABN AMRO Munitops Certificates Trust,
Illinois State (GO) (INS: MBIA)
1.745%, 10/07/04 (a) (b)                                                            4,575         4,575
Aurora Economic Development,
Aurora Christian School
(LOC: Fifth Third Bank)
1.685%, 10/07/04 (a)                                                                7,830         7,830
Chicago Illinois (LOC: Landesbank
Hessen - THRGN)
1.047%, 12/09/04 (a)                                                               18,000        17,998
Illinois State Certificates
2.000%, 10/22/04                                                                   10,000        10,005
Illinois Development Finance Authority
(LOC: Northern Trust)
1.596%, 10/07/04 (a)                                                                3,500         3,500
Illinois Development Finance Authority,
Aurora (LOC: Allied Irish Bank, PLC)
1.945%, 10/07/04 (a)                                                                6,740         6,740
Illinois Development Finance Authority,
Chinese American Service Project
(LOC: LaSalle Bank)
1.705%, 10/07/04 (a)                                                                5,000         5,000
Illinois Development Finance Authority,
Lake Forest (LOC: Northern Trust)
1.695%, 10/07/04 (a)                                                                6,255         6,255
Illinois Development Finance Authority,
Loyola Academy (LOC: Bank One)
1.695%, 10/07/04 (a)                                                                4,000         4,000
Illinois Development Finance Authority,
McCormick Theological (LOC: Northern Trust)
1.695%, 10/07/04 (a)                                                                7,935         7,935

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

DESCRIPTION                                         PAR (000)    VALUE (000)
-------------------------------------------------   ---------    -----------
Illinois Development Finance Authority,
Mount Carmel High School Project
(LOC: Bank One)
1.695%, 10/07/04 (a)                                $   2,800     $   2,800
Illinois Development Finance Authority,
Presbyterian Home Lake, Series A (INS: FSA)
(SPA: First Union National Bank)
1.695%, 10/07/04 (a)                                    4,650         4,650
Illinois Development Finance Authority,
Roosevelt University
(LOC: American National Bank)
1.695%, 10/07/04 (a)                                    8,000         8,000
Illinois Development Finance Authority,
Solomon Schechter Day School
(LOC: LaSalle Bank)
1.705%, 10/07/04 (a)                                    5,000         5,000
Illinois Development Finance Authority,
St. Ignatius (LOC: Northern Trust)
1.695%, 10/07/04 (a)                                    9,800         9,800
Illinois Development Finance Authority,
St. Paul's Housing (LOC: Lasalle Bank)
1.695%, 10/07/04 (a)                                    4,290         4,290
Illinois Development Finance Authority,
United Way/Crusade Mercy (LOC: LaSalle Bank)
1.705%, 10/07/04 (a)                                    4,405         4,405
Illinois Educational Facilities Authority,
Chicago Zoological Society (LOC: Northern Trust)
1.695%, 10/07/04 (a)                                    5,000         5,000
Illinois Finance Authority, Merit School of
Music Project (LOC: Lasalle Bank)
1.675%, 10/07/04 (a)                                    4,000         4,000
Illinois Health Facilities Authority Lifelink
(LOC: American National Bank)
1.665%, 10/07/04 (a)                                    7,225         7,225
Illinois Health Facilities Authority,
Franciscan Eldercare, Series C
(LOC: Lasalle National Bank)
1.665%, 10/07/04 (a)                                    7,130         7,130
Illinois Health Facilities, Central Baptist Home,
Series B (LOC: Allied Irish Bank, PLC)
1.715%, 10/07/04 (a)                                    3,260         3,260
Illinois Health Facilities, Lutheran Home and
Services (LOC: Fifth Third Bank)
1.735%, 10/07/04 (a)                                   14,350        14,350
Illinois Health Facilities, Lutheran Home and
Services Project (LOC: Allied Irish Bank, PLC)
1.715%, 10/07/04 (a)                                    2,200         2,200
Illinois Health Facilities, Series C
(LOC: Lasalle Bank)
1.685%, 10/07/04 (a)                                    4,720         4,720
Illinois State, Series A
5.000%, 03/01/05                                        5,000         5,083
Illinois State, Series B
5.000%, 03/01/05                                        2,060         2,094
Illinois State Toll Highway Authority (INS: FSA)
(SPA: LandesBank - Hessen-THRGN)
1.745%, 10/07/04 (a)                                   18,500        18,500

1.745%, 10/07/04 (a)                                   13,100        13,100
Macon County - Milikin University (INS: AMBAC)
(SPA: Bank One)
1.675%, 10/07/04 (a)                                    4,400         4,400
Northern Cook County Illinois Solid Waste Agency
(LOC: Northern Trust)
1.695%, 10/07/04 (a)                                    5,600         5,600

St. Clair County, McKendree College Project
(LOC: Bank of America)
1.700%, 10/07/04 (a)                                $   6,470     $   6,470
Yorkville, MPI Grande Project
(LOC: Lasalle Bank)
1.705%, 10/07/04 (a)                                    3,205         3,205
                                                                  ---------
                                                                    239,120

Indiana - 2.9%
Fort Wayne Industries Economic Development,
Lutheran Homes Project (LOC: Fifth Third Bank)
1.785%, 10/07/04 (a)                                    5,325         5,325
Indiana Development Financing Authority,
Educational Facilities Heritage School Project
(LOC: Lasalle Bank)
1.665%, 10/07/04 (a)                                    8,650         8,650
Indiana Health Facilities Finance Authority
Henry County Memorial Hospital
(LOC: Fifth Third)
1.765%, 10/07/04 (a)                                   19,035        19,035
Indiana Health Facilities Financing Authority,
Major Hospital Project (LOC: Bank One)
1.745%, 10/07/04 (a)                                   10,000        10,000
Indiana, Series A
2.000%, 01/25/05                                        5,000         5,014
                                                                  ---------
                                                                     48,024

Iowa - 1.1%
Iowa Finance Authority, Deerfield Retirement,
Series B (LOC: Lasalle Bank)
1.685%, 10/07/04 (a)                                   14,000        14,000
Iowa Financial Retirement Authority,
Wesley Retirement Services
(LOC: Wells Fargo Bank)
1.685%, 10/07/04 (a)                                    4,000         4,000
                                                                  ---------
                                                                     18,000

Kansas - 0.6%
Prairie Village Revenue, Claridge Court
(LOC: LaSalle Bank)
1.685%, 10/07/04 (a)                                    9,170         9,170

Kentucky - 0.2%
Lexington-Fayette Urban County Government,
Residential Facilities, Richmond Place
Association Project (LOC: Bank of America)
1.070%, 04/01/15                                        2,630         2,630

Louisiana - 0.9%
State of Louisiana (CP) INS: AMBAC SPA: CSFB
1.320%, 10/12/04                                        5,000         5,000

1.130%, 10/18/04                                       10,000        10,000
                                                                  ---------
                                                                     15,000

Maryland - 1.0%
Gaithersburg Economic Development,
Asbury Methodist (LOC: KBC Bank)
1.715%, 10/07/04 (a)                                    4,000         4,000
Gaithersburg Economic Development, Asbury
Methodist, Series A (INS: MBIA)
1.685%, 10/07/04 (a)                                   12,790        12,790
                                                                  ---------
                                                                     16,790

Massachusetts - 3.4%
Massachusetts Health & Educational Facilities
Authority, Hallmark Health Systems,
Series B (INS: FSA, GO of Institution)
1.655%, 10/07/04 (a)                                    9,880         9,880

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

DESCRIPTION                                                                     PAR (000)   VALUE (000)
------------------------------------------------------------------------        ---------   -----------
State of Massachusetts, Series B
(SPA: Landesbank - Hessen - THRGN) (GO)
1.725%, 10/07/04 (a)                                                            $  19,995   $    19,995

State of Massachusetts, Series C (GO)
(SPA: State Street B&T)
1.725%, 10/07/04 (a)                                                               25,725        25,725
                                                                                            -----------
                                                                                                 55,600
Michigan - 5.5%
Detroit Sewage Disposal, Series E (INS: FGIC)
1.550%, 08/04/05 (a)                                                               11,790        11,790

Hannahville Indian Community Finance, Series A
(LOC: National City)
1.775%, 10/07/04 (a)(b)                                                               700           700

Jackson County Economic Development,
Vista Grande Villa, Series A
(LOC: Lasalle National Bank)
1.735%, 10/01/04 (a)                                                                5,700         5,700

Michigan Municipal Bond Authority, Series B-1
3.000%, 08/19/05                                                                    3,500         3,544

Michigan State Housing Development Authority
(INS: MBIA) (SPA: Merrill Lynch Cap Services)
1.715%, 10/07/04 (a)(b)                                                             5,325         5,325

State of Michigan (CP)
1.250%, 12/01/04                                                                   30,080        30,080

State of Michigan Strategic Fund, Lutheran
Social Services (LOC: National City Bank)
1.745%, 10/07/04 (a)                                                               18,775        18,775

Wayne Charter County (LOC: Allied Irish Bank, PLC)
1.725%, 10/07/04 (a)                                                               13,825        13,825
                                                                                            -----------
                                                                                                 89,739

Minnesota - 3.7%
Eden Prairie, Multifamily Housing Authority
(Liquidity: Freddie Mac)
1.745%, 10/07/04 (a)                                                               14,105        14,105

Mendota Heights Revenue, St. Thomas Academy
Project (LOC: Allied Irish Bank, PLC)
1.745%, 10/07/04 (a)                                                                1,960         1,960

Minnesota State Higher Educational Facilities
Bethel College, Credit Support: GO of Institution
(LOC: Allied Irish Bank, PLC)
1.745%, 10/07/04 (a)                                                                4,745         4,745

Minnesota State Higher Educational Facilities,
Bethel College, Series 5
(LOC: Allied Irish Bank, PLC)
1.745%, 10/07/04 (a)                                                                3,000         3,000

University of Minnesota, Series A (GO of University)
1.725%, 10/07/04 (a)                                                               36,725        36,725
                                                                                            -----------
                                                                                                 60,535

Missouri - 1.6%
ABN AMRO Munitops Certificates (INS: FGIC)
(SPA: ABN AMRO Bank)
1.725%, 10/07/04 (a)(b)                                                             9,435         9,435

Jackson County Missouri Industrial Development
Authority, YMCA Greater Kansas City
(LOC: Bank of America)
1.745%, 10/07/04 (a)                                                                7,700         7,700

Missouri State Health & Educational Facilities
(LOC: Bank One)
1.705%, 10/07/04 (a)                                                                9,330         9,330
                                                                                            -----------
                                                                                                 26,465

Montana - 0.9%
Montana State Health Facilities Authority
(INS: AMBAC)
1.845%, 10/07/04 (a)(b)                                                         $  14,625   $    14,625

Nevada - 0.5%
ABN AMRO Munitops Certificates Trust,
Nevada State (GO) (INS: MBIA) (SPA: ABN AMRO)
1.745%, 10/07/04 (a)(b)                                                             8,500         8,500

New Hampshire - 0.3%
New Hampshire Health & Education Facilities
Authority, Colby-Sawyer College
(LOC: Allied Irish Bank, PLC)
1.700%, 10/07/04 (a)                                                                5,000         5,000

New Mexico - 0.6%
Bernalillo County New Mexico, Series A
2.000%, 12/14/04                                                                   10,000        10,017

New York - 2.4%
New York, Series -h8 (LOC: Westlb AG)
1.636%, 10/07/04 (a)                                                               30,000        30,000

State of New York (GO) (SPA: Lehman Liquidity)
(Credit: CIFG-TCRS)
1.745%, 10/07/04 (a)(b)                                                             9,975         9,975
                                                                                            -----------
                                                                                                 39,975

North Carolina - 2.3%
North Carolina State Correctional
Facilities Project, Series A
2.000%, 02/01/05                                                                    2,000         2,006

North Carolina Student Housing,
Fayetteville University (LOC: Wachovia)
1.685%, 10/07/04 (a)                                                                9,825         9,825

North Carolina Student Housing, NCCU Real Estate,
Series A (LOC: Wachovia Bank)
1.685%, 10/07/04 (a)                                                                9,375         9,375

North Carolina Wolfpack Club Project
(LOC: Bank of America)
1.695%, 10/07/04 (a)                                                               13,800        13,800

Wake County North Carolina, Series B
4.500%, 02/01/05                                                                    3,150         3,186
                                                                                            -----------
                                                                                                 38,192

North Dakota - 0.2%
Mercer County Pollution Control
(LOC: Lasalle Bank)
1.705%, 10/07/04 (a)                                                                3,600         3,600

Ohio - 5.1%
ABN AMRO Munitops Certificates Trust, Westerville
Ohio County School (INS: MBIA)
(SPA: ABN AMRO Bank)
1.725%, 10/07/04 (a)(b)                                                             4,000         4,000

Akron Bath Copley, Summa Health Systems,
Series B (LOC: Bank One)
1.705%, 10/07/04 (a)                                                                6,250         6,250

Franklin County Health Care Facilities Revenue,
Mother Angeline McCrory Project
(LOC: Allied Irish Bank, PLC)
1.735%, 10/07/04 (a)                                                               16,690        16,690

Franklin County Ohio Health Care Facilities
(LOC: National City Bank)
1.715%, 10/07/04 (a)                                                                3,700         3,700

Logan County Ohio Healthcare Facilities
(LOC: Fifth Third Bank)
1.785%, 10/07/04 (a)                                                               10,740        10,740

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

DESCRIPTION                                                                      PAR (000)   VALUE (000)
-----------                                                                      --------    ----------
Lucas County Ohio Facilities Improvement,
Toledo Society (LOC: Fifth Third Bank)
1.506%, 10/07/04 (a)                                                             $ 12,200     $  12,200
Miami County Hospital
(SPA: Merrill Lynch Cap Services)
1.785%, 10/07/04 (a) (b)                                                            4,580         4,580
Middleburg Heights Hospital Improvement Revenue
(LOC: Fifth Third Bank)
1.725%, 10/07/04 (a)                                                                2,300         2,300
Ohio State Air Quality Development Authority,
Ohio Power (INS: AMBAC)
(Liquidity: Merrill Lynch Services)
1.715%, 10/07/04 (a) (b)                                                            4,700         4,700
Ohio State Higher Education Facilities,
Lake Erie (LOC: Fifth Third Bank)
1.725%, 10/07/04 (a)                                                               12,515        12,515
Pike County Health Care Facilities, Hill View
(LOC: Fifth Third Bank)
1.685%, 10/07/04 (a)                                                                5,610         5,610
                                                                                              ---------
                                                                                                 83,285

Oklahoma - 0.7%
Oklahoma Authority Revenue, American Cancer
Society Project (LOC: Bank of America)
1.745%, 10/07/04 (a)                                                                2,780         2,780
Tulsa Industrial Authority Revenue Floating
1.725%, 10/07/04 (a) (b)                                                            7,970         7,970
                                                                                              ---------
                                                                                                 10,750

Rhode Island - 0.4%
Rhode Island Health & Education Revenue,
Jewish Services Agency (LOC: Sovereign Bank)
(LOC: Bank of New York)
1.685%, 10/07/04 (a)                                                                6,750         6,750

South Carolina - 3.8%
ABN AMRO Munitops Certificates Trust (GO)
(INS: FSA SCSDE) (SPA: ABN AMRO Bank)
1.745%, 10/07/04 (a) (b)                                                           14,000        14,000
ABN AMRO Munitops Certificates Trust,
South Carolina Transportation Infrastructure
(INS: AMBAC) (SPA: ABN AMRO Bank)
1.745%, 10/07/04 (a) (b)                                                           12,100        12,100
Charleston SC Waterworks and Sewer, Series A
(LOC: Bank of America)
1.715%, 01/01/33 (a)                                                                8,665         8,665
Piedmont Municipal Power Agency, Series B-1
(INS: MBIA) (SPA: J.P. Morgan Chase Bank)
1.695%, 10/07/04 (a)                                                               11,700        11,700
Spartanburg County School District #1 (INS: SCDSE)
2.250%, 05/12/05                                                                    7,000         7,038
State of South Carolina (GO)
2.000%, 04/01/05                                                                    8,500         8,540
                                                                                              ---------
                                                                                                 62,043

Tennessee - 3.2%
Chattanooga Health Education & Housing Facilities,
Phase I, Series A (LOC: First Union National Bank)
1.685%, 10/07/04 (a)                                                                8,400         8,400
Chattanooga Health Education & Housing Facilities,
Tuff/Chattanooga Housing Project (LOC: Wachovia)
1.685%, 10/07/04 (a)                                                               10,000        10,000
Jefferson City Health & Educational Facilities,
Carson Newman College (LOC: Suntrust Bank)
1.685%, 10/07/04 (a)                                                               10,000        10,000

Memphis TN (CP) (LOC: West Deutsche Landesbank)
1.170%, 10/13/04                                                                 $ 12,500     $  12,500
Met Government Nashville & Davidson
(LOC: Societe Generale)
1.596%, 10/07/04 (a) (b)                                                            7,035         7,035
Rutherford County Industrial
Development - Square D Company
(LOC: Societe Generale)
1.695%, 10/07/04 (a)                                                                4,100         4,100
                                                                                              ---------
                                                                                                 52,035

Texas - 13.3%
ABN AMRO Munitops Certificates Trust,
Comal Texas (Credit: PSF-GTD)
(SPA: ABN AMRO Bank)
1.745%, 10/07/04 (a) (b)                                                           10,002        10,002
ABN AMRO Munitops Certificates Trust,
Frisco Texas School District (Credit: PSF-GTD)
(SPA: ABN AMRO Bank)
1.600%, 09/30/05 (a) (b)                                                            9,695         9,695
ABN AMRO Munitops Certificates Trust,
Irving Texas (Credit: PSF-GTD)
(SPA: ABN AMRO Bank)
1.080%, 03/09/05 (b)                                                               11,390        11,390
ABN AMRO Munitops Certificates Trust, Williamson
County Texas (INS: FSA) (SPA: ABN AMRO Bank)
1.745%, 10/07/04 (a) (b)                                                           10,395        10,395
Galena Park Independent
School District (GTY: TXPSF)
1.725%, 10/07/04 (a) (b)                                                           20,965        20,965
Harris County Texas Health Facilities Development,
Seven Acres Jewish Senior Care
(LOC: J.P. Morgan Chase Bank)
1.735%, 10/07/04 (a)                                                               19,000        19,000
Houston Health Facilities, Buckingham
Senior Living, Series C (LOC: Lasalle Bank)
1.685%, 10/07/04 (a)                                                               18,000        18,000
Kendall County Texas Health Facilities,
Morningside Ministries (LOC: Bank One)
1.775%, 10/07/04 (a)                                                               15,000        15,000
Midland County Texas Health Facilities,
Manor Park Project (LOC: Wells Fargo Bank)
1.745%, 10/07/04 (a)                                                               17,860        17,860
Northeast Independent School District
(Credit: PSF-GTD) (Liquidity: Societe Generale)
1.725%, 10/07/04 (a) (b)                                                           26,515        26,515
Texas Tax & Revenue Anticipation Notes
3.000%, 08/31/05                                                                   35,000        35,440
University of Texas (CP)
1.170%, 10/04/04                                                                   10,000        10,000
1.320%, 10/12/04                                                                   13,300        13,300
                                                                                              ---------
                                                                                                217,562

Utah - 0.9%
Utah Building Ownership Authority,
Facilities Master Lease, Series C
(LOC: Landesbank - Hessen - THRGN)
1.695%, 10/07/04 (a)                                                               14,550        14,550

Virginia - 0.4%
Norfolk Redevelopment & Housing Authority,
Old Dominion University Project, Series B
(LOC: Bank of America)
1.695%, 10/07/04 (a)                                                                6,000         6,000

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of INVESTMENTS September 30, 2004

DESCRIPTION                                                                     PAR (000)   VALUE (000)
-----------                                                                     ---------   -----------
Washington - 2.7%
ABN AMRO Munitops Certificates Trust,
Washington State (GO) (INS: MBIA-IBC)
(SPA: ABN AMRO Bank)
1.745%, 10/07/04 (a) (b)                                                        $  14,000    $   14,000
Everett Public Facilities (CP)
1.420%, 01/12/05                                                                    6,240         6,240
Washington Housing Finance Community Nonprofit,
Museum History & Industry
(LOC: Bank of America)
1.745%, 10/01/04 (a)                                                                4,800         4,800
Washington State Higher Educational Facilities,
Cornish College Arts Project, Series A
(LOC: Bank of America)
1.725%, 10/07/04 (a)                                                                6,160         6,160
Washington State Housing Financial Nonprofit
Revenue, Emerald Heights Project
(LOC: Bank of America)
1.665%, 10/01/04 (a)                                                                5,640         5,640
Washington State Housing Financial Nonprofit
Revenue, Open Window School Project
(LOC: Bank of America)
1.745%, 10/07/04 (a)                                                                6,600         6,600
                                                                                             ----------
                                                                                                 43,440
West Virginia - 0.0%
West Virginia State Hospital Financing Authority,
Pallottine Health, Series A1 (LOC: Bank One)
1.695%, 10/07/04 (a)                                                                  140           140

Wisconsin - 3.0%
Wisconsin Clean Water, Series 2 (INS: MBIA)
5.000%, 06/01/05                                                                    4,840         4,956
Wisconsin Health & Educational Facilities,
Aurora Health Care, Series C (LOC: KBC Bank)
(LOC: Bank of Nova Scotia)
1.636%, 10/07/04 (a)                                                                5,900         5,900
Wisconsin Health & Educational Facilities,
Community Health, Series B
(LOC: Fifth Third Bank)
1.685%, 10/07/04 (a)                                                                5,000         5,000
Wisconsin State Health & Education Facilities
(LOC: Marshall & Illsley)
1.745%, 10/07/04 (a)                                                               13,490        13,490
Wisconsin State Health and Educational Facilities,
Lindengrove, Series B (LOC: Bank One)
1.715%, 10/07/04 (a)                                                                7,500         7,500
Wisconsin State Health and Educational Facilities,
Watertown Memorial Hospital Project
(LOC: Bank One)
1.715%, 10/07/04 (a)                                                                4,400         4,400
Wisconsin State Health Marshfield
(LOC: Morgan Guaranty)
1.665%, 10/07/04 (a)                                                                8,000         8,000
                                                                                             ----------
                                                                                                 49,246

Multistate - 1.0%
Clipper Tax-Exempt Trust
1.805%, 10/07/04 (a) (b)                                                           17,005        17,005
                                                                                             ----------
Total Municipal Bonds                                                                         1,666,465
(Cost $1,666,465)

Tax Free Obligations Fund (concluded)

DESCRIPTION                                                                      SHARES     VALUE (000)
-----------                                                                     ---------   -----------
Money Market Fund - 0.0%
AIM Tax Free Investments Company                                                      689    $        1
Money Market Obligations Trust                                                    683,558           683
                                                                                             ----------
Total Money Market Fund
(Cost $684)                                                                                         684
                                                                                             ----------
Total Investments - 101.9%                                                                    1,667,149
(Cost $1,667,149)
Other Assets and Liabilities, Net - (1.9)%                                                      (31,605)
                                                                                             ----------
Total Net Assets - 100.0%                                                                    $1,635,544

------------------
(a) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2004. The date shown is the next reset date.

(b) Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $257,422,000 or 15.7% of total net assets.

AMBAC - American Municipal Bond Assurance Company

CP - Commercial Paper

CSFB - Credit Suisse First Boston

FGIC - Financial Guaranty Insurance Corporation

FSA - Financial Security Assistance

GO - General Obligation

GTD - Guaranteed

GTY - Guaranty

IBC - Insured Bond Certificate

INS - Insured

LOC - Letter of Credit

MBIA - Municipal Bond Insurance Association

PLC - Public Liability Company

PSF - Permanent School Fund

SCDSE - South Carolina School District Enhancement Program

SPA - Standby Purchase Agreement

THRGN - Landesbank Hessen - Thuringen Bank

TXPSF - Texas Permanent School Fund

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of INVESTMENTS September 30, 2004

Treasury Obligations Fund

DESCRIPTION                                                                    PAR (000)    VALUE (000)
-----------                                                                    ---------    -----------
U.S. TREASURY OBLIGATIONS - 18.0%
U.S. Treasury Notes
5.875%, 11/15/04                                                               $  445,000    $  447,484
2.000%, 11/30/04                                                                  125,000       125,130
7.500%, 02/15/05                                                                   75,000        76,775
1.500%, 02/28/05                                                                  250,000       250,261
1.625%, 03/31/05                                                                  160,000       160,171
1.250%, 05/31/05                                                                  270,000       269,051
1.125%, 06/30/05                                                                   65,000        64,565
6.500%, 08/15/05                                                                   50,000        51,855
2.000%, 08/31/05                                                                   60,000        59,994
1.625%, 09/30/05                                                                  135,000       134,276
                                                                                             ----------
Total U.S. Treasury Obligations                                                               1,639,562
(Cost $1,639,562)
REPURCHASE AGREEMENTS - 82.0%
ABN AMRO                                                                        1,850,000     1,850,000
1.770%, dated 9/30/04, matures 10/1/04,
repurchase price $1,850,090,958
(collateralized by U.S. Treasury Obligations:
Total Market Value $1,887,000,834)
Bear Stearns                                                                    1,250,000     1,250,000
1.730%, dated 9/30/04, matures 10/1/04,
repurchase price $1,250,060,069
(collateralized by U.S. Treasury Obligations:
Total Market Value $1,278,031,172)
CS First Boston
1.750%, dated 9/30/04, matures 10/1/04,
repurchase price $450,021,875
(collateralized by U.S. Treasury Obligations:
Total Market Value $459,003,854)                                                  450,000       450,000
Deutsche Bank
1.750%, dated 9/30/04, matures 10/1/04,
repurchase price $200,009,722
(collateralized by U.S. Treasury Obligations:
Total Market Value $204,000,000)                                                  200,000       200,000
Goldman Sachs
1.710%, dated 9/30/04, matures 10/1/04,
repurchase price $750,035,625
(collateralized by U.S. Treasury Obligations:
Total Market Value $765,000,513)                                                  750,000       750,000
Greenwich Capital
1.770%, dated 9/30/04, matures 10/1/04,
repurchase price $550,027,042
(collateralized by U.S. Treasury Obligations:
Total Market Value $561,000,290)                                                  550,000       550,000
Morgan Stanley
1.740%, dated 9/30/04, matures 10/1/04,
repurchase price $1,000,048,333
(collateralized by U.S. Treasury Obligations:
Total Market Value $1,020,000,060)                                              1,000,000     1,000,000
Societe Generale
1.750%, dated 9/30/04, matures 10/1/04,
repurchase price $150,007,292
(collateralized by U.S. Treasury Obligations:
Total Market Value $153,028,303)                                                  150,000       150,000
UBS Warburg
1.740%, dated 9/30/04, matures 10/1/04,
repurchase price $790,342,198
(collateralized by U.S. Treasury Obligations:
Total Market Value $806,113,424)                                                  790,304       790,304

Treasury Obligations Fund (concluded)

DESCRIPTION                                                                     PAR (000)   VALUE (000)
-----------                                                                     ---------   -----------
Wachovia Capital
1.770%, dated 9/30/04, matures 10/1/04,
repurchase price $200,009,833
(collateralized by U.S. Treasury Obligations:
Total Market Value $204,000,426)                                                $ 200,000    $  200,000
Wachovia Securities
1.790%, dated 9/30/04, matures 10/1/04,
repurchase price $300,014,917
(collateralized by U.S. Treasury Obligations:
Total Market Value $306,000,418)                                                  300,000       300,000
                                                                                             ----------
Total Repurchase Agreements                                                                   7,490,304
                                                                                             ----------
(Cost $7,490,304)
Total Investments - 100.0%                                                                    9,129,866
(Cost $9,129,866)
Other Assets and Liabilities, Net - 0.0%                                                          1,873
                                                                                             ----------
Total Net Assets - 100.0%                                                                    $9,131,739

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Treasury Reserve Fund

DESCRIPTION                                                                     PAR (000)   VALUE (000)
-----------                                                                     ---------   -----------
U.S. Treasury Obligations - 20.0%
U.S. Treasury Notes
5.875%, 11/15/04                                                                $  85,000    $   85,475
2.000%, 11/30/04                                                                   55,000        55,061
1.500%, 02/28/05                                                                   10,000        10,009
1.625%, 03/31/05                                                                   20,000        20,034
1.250%, 05/31/05                                                                   30,000        29,880
1.125%, 06/30/05                                                                   10,000         9,933
6.500%, 08/15/05                                                                   10,000        10,371
1.625%, 09/30/05                                                                   25,000        24,868
                                                                                             ----------
Total U.S. Treasury Obligations
(Cost $245,631)                                                                                 245,631
Repurchase Agreements - 79.9%
ABN AMRO
1.770%, dated 9/30/04, matures 10/1/04,
repurchase price $150,007,375
(collateralized by U.S. Treasury Obligations:
Total Market Value $153,001,176)                                                  150,000       150,000
Bear Stearns
1.730%, dated 9/30/04, matures 10/1/04,
repurchase price $250,012,014
(collateralized by U.S. Treasury Obligations:
Total Market Value $256,005,006)                                                  250,000       250,000
Goldman Sachs
1.710%, dated 9/30/04, matures 10/1/04,
repurchase price $250,011,875
(collateralized by U.S. Treasury Obligations:
Total Market Value $255,000,820)                                                  250,000       250,000
Greenwich Capital
1.770%, dated 9/30/04, matures 10/1/04,
repurchase price $200,009,833
(collateralized by U.S. Treasury Obligations:
Total Market Value $204,001,315)                                                  200,000       200,000
UBS Warburg
1.740%, dated 9/30/04, matures 10/1/04,
repurchase price $130,499,307
(collateralized by U.S. Treasury Obligations:
Total Market Value $133,104,363)                                                  130,493       130,493
                                                                                             ----------
Total Repurchase Agreements
(Cost $980,493)                                                                                 980,493
                                                                                             ----------
Total Investments - 99.9%                                                                     1,226,124
(Cost $1,226,124)

Other Assets and Liabilities, Net - 0.1%                                                            973
                                                                                             ----------
Total Net Assets - 100.0%                                                                    $1,227,097

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

                 (This page has been left blank intentionally.)

Statements of Assets and Liabilities September 30, 2004, in thousands, except per share data

                             Government        Prime          Tax Free        Treasury       Treasury
                            Obligations     Obligations     Obligations      Obligations   Reserve Fund
                                Fund            Fund            Fund            Fund
                            -----------     -----------     ------------    ------------   ------------
ASSETS:
Investments in
securities, at amortized
cost                        $ 1,979,316     $14,884,587     $  1,667,149    $  1,639,562    $   245,631
Repurchase agreements,
at amortized cost             1,724,912         579,291                -       7,490,304        980,493
Cash                                 20             224                1               -              -
Receivable for dividends
and interest                      2,772          40,924            3,579          13,969          2,556
Receivable for capital
shares sold                           -               -                7               -              -
Prepaid expenses and
other assets                         73             279               44             141             46
                            -----------     -----------     ------------    ------------    -----------
Total assets                  3,707,093      15,505,305        1,670,780       9,143,976      1,228,726
LIABILITIES:
Dividends payable                 3,204          15,664            1,246           7,664            616
Payable for investment
securities purchased            299,910               -           33,375               -              -
Payable for capital
shares redeemed                       -           2,673                9               2              -
Payable to affiliates               646           3,270              272           1,798            260
Payable for distribution
and shareholder
servicing fees                      834           3,479              322           2,701            744
Accrued expenses and
other liabilities                    30             127               12              72              9
                            -----------     -----------     ------------    ------------    -----------
Total liabilities               304,624          25,213           35,236          12,237          1,629
                            -----------     -----------     ------------    ------------    -----------
Net assets                  $ 3,402,469     $15,480,092     $  1,635,544    $  9,131,739    $ 1,227,097
COMPOSITION OF NET ASSETS:
Portfolio capital           $ 3,402,489     $15,479,868     $  1,635,483    $  9,131,806    $ 1,227,105
Undistributed
(distributions in excess
of) net investment income           (27)            173                9              (5)            (8)
Accumulated net realized
gain (loss) on
investments                           7              51               52             (62)             -
                            -----------     -----------     ------------    ------------    -----------
Net assets                  $ 3,402,469     $15,480,092     $  1,635,544    $  9,131,739    $ 1,227,097
Class A:
Net assets                  $   144,764     $ 1,296,169     $    159,531    $  1,197,325    $ 1,227,097
Shares issued and
outstanding
($0.01 par value - 5
billion authorized)             144,694       1,296,205          159,559       1,197,301      1,227,122
Net asset value,
offering price, and
redemption price per
share                       $      1.00     $      1.00     $       1.00    $       1.00    $      1.00
Class B:
Net assets                  $         -     $    15,376     $          -    $          -    $         -
Shares issued and
outstanding
($0.01 par value - 20
billion authorized)                   -          15,380                -               -              -
Net asset value,
offering price, and
redemption price per
share                       $         -     $      1.00     $          -    $          -    $         -
Class C:
Net assets                  $         -     $    19,349     $          -    $          -    $         -
Shares issued and
outstanding
($0.01 par value - 1
billion authorized)                   -          19,349                -               -              -
Net asset value,
offering price, and
redemption price per
share                       $         -     $      1.00     $          -    $          -    $         -
Class D:
Net assets                  $   834,112     $   712,727     $     14,134    $  4,898,189    $         -
Shares issued and
outstanding
($0.01 par value - 20
billion authorized)             834,125         712,732           14,134       4,898,240              -
Net asset value,
offering price, and
redemption price per
share                       $      1.00     $      1.00     $       1.00    $       1.00    $         -
Class I:
Net assets                  $         -     $ 1,647,456     $          -    $          -    $         -
Shares issued and
outstanding
($0.01 par value - 20
billion authorized)                   -       1,647,491                -               -              -
Net asset value,
offering price, and
redemption price per
share                       $         -     $      1.00     $          -    $          -    $         -
Class Y:
Net assets                  $ 1,702,220     $ 5,309,431     $    768,269    $  2,838,253    $         -
Shares issued and
outstanding
($0.01 par value - 20
billion authorized)           1,702,317       5,309,336          768,241       2,838,283              -
Net asset value,
offering price, and
redemption price per
share                       $      1.00     $      1.00     $       1.00    $       1.00    $         -
Class Z:
Net assets                  $   424,941     $ 3,377,543     $    485,135    $    166,347    $         -
Shares issued and
outstanding
($0.01 par value - 20
billion authorized)             424,941       3,377,540          485,129         166,347              -
Net asset value,
offering price, and
redemption price per
share                       $      1.00     $      1.00     $       1.00    $       1.00    $         -
Piper Jaffray:
Net assets                  $   296,432     $ 3,102,041     $    208,475    $     31,625    $         -
Shares issued and
outstanding
($0.01 par value - 20
billion authorized)             296,499       3,102,029          208,485          31,624              -
Net asset value,
offering price, and
redemption price per
share                       $      1.00     $      1.00     $       1.00    $       1.00    $         -

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Operations For the fiscal year ended September 30, 2004, in thousands

                                                      Government         Prime           Tax Free         Treasury
                                                     Obligations      Obligations      Obligations      Obligations       Treasury
                                                        Fund             Fund             Fund             Fund         Reserve Fund
                                                     -----------      -----------      -----------      -----------     ------------
INVESTMENT INCOME:
Interest                                              $  38,366        $ 207,226        $  16,260        $ 115,408        $  18,902
Securities lending                                           34                -                -                -                -
                                                      ---------        ---------        ---------        ---------        ---------
Total investment income                                  38,400          207,226           16,260          115,408           18,902
EXPENSES:
Investment advisory fees                                  3,190           16,478            1,486           10,184            1,687
Co-administration fees and expenses (including
 transfer agency fees)                                    4,632           26,388            2,280           13,664            2,184
Custodian fees                                              319            1,648              149            1,018              169
Directors' fees                                              76              381               34              247               39
Registration fees                                            86              162               87               65               56
Printing                                                     49              248               21              157               27
Professional fees                                           145              715               63              459               71
Other                                                        86              364               60              313               79
Distribution and shareholder servicing fees -
 Class A                                                    738            5,945              791            6,166           12,651
Distribution and shareholder servicing fees -
 Class B                                                      -               67                -                -                -
Distribution and shareholder servicing fees -
 Class C                                                      -               74                -                -                -
Distribution and shareholder servicing fees -
 Class D                                                  3,239            3,039               80           21,217                -
Shareholder servicing fees - Class I                          -            3,619                -                -                -
Shareholder servicing fees - Class Y                      4,213           14,686            2,260            8,633
Shareholder servicing fees - Piper Jaffray                1,795           17,885            1,298              470                -
                                                      ---------        ---------        ---------        ---------        ---------
Total expenses                                           18,568           91,699            8,609           62,593           16,963
Less: Fee waivers                                        (1,906)          (5,696)          (1,016)          (5,097)          (1,107)
                                                      ---------        ---------        ---------        ---------        ---------
Total net expenses                                       16,662           86,003            7,593           57,496           15,856
                                                      ---------        ---------        ---------        ---------        ---------
Investment income - net                                  21,738          121,223            8,667           57,912            3,046
                                                      ---------        ---------        ---------        ---------        ---------
Net realized gain on investments                             19               51               52                -                -
                                                      ---------        ---------        ---------        ---------        ---------
Net increase in net assets resulting from
operations                                            $  21,757        $ 121,274        $   8,719        $  57,912        $   3,046

FIRST AMERICAN FUNDS Annual Report 2004

Statements of CHANGES in NET ASSETS in thousands

                                                     Government
                                                    Obligations                  Prime                       Tax Free
                                                       Fund                 Obligations Fund             Obligations Fund
                                                   ------------    -----------------------------   ----------------------------
                                                      10/1/03          10/1/02       10/1/03          10/1/02        10/1/03
                                                         to               to            to               to             to
                                                      9/30/04          9/30/03       9/30/04          9/30/03        9/30/04
                                                   ------------    ------------    ------------    ------------    ------------
OPERATIONS:
Investment income - net                            $     21,738    $     25,267    $    121,223    $    150,493    $     8,667
Net realized gain on investments                             19               -              51               6             52
                                                   ------------    ------------    ------------    ------------    -----------
Net increase in net assets resulting from
 operations                                              21,757          25,267         121,274         150,499          8,719
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
Class A                                                    (667)           (523)         (5,968)           (348)          (538)
Class B                                                       -               -             (10)            (11)             -
Class C                                                       -               -             (13)             (6)             -
Class D                                                  (4,810)         (5,707)         (4,713)         (6,265)           (97)
Class I                                                       -               -         (15,694)        (25,049)             -
Class Y                                                 (12,630)        (15,558)        (44,841)        (81,697)        (5,755)
Class Z                                                  (2,117)              -         (35,276)         (3,190)        (1,391)
Piper Jaffray                                            (1,514)         (3,478)        (14,707)        (33,928)          (886)
Net realized gain on investments:
Class A                                                       -               -              (2)              -             (6)
Class D                                                       -               -               -               -             (1)
Class Y                                                       -               -              (3)              -            (48)
Class Z                                                       -               -              (1)              -              -
Piper Jaffray                                                 -               -               -               -            (18)
                                                   ------------    ------------    ------------    ------------    -----------
Total distributions                                     (21,738)        (25,266)       (121,228)       (150,494)        (8,740)
CAPITAL SHARE TRANSACTIONS AT NET ASSET VALUE OF
$1.00 PER SHARE:
Class A:
Proceeds from sales                                     624,638         215,734       5,207,624         504,642        418,277
Reinvestment of distributions                               285               1           4,044               1            296
Payments for redemptions                               (631,572)       (257,042)     (5,409,696)       (417,928)      (475,924)
                                                   ------------    ------------    ------------    ------------    -----------
Increase (decrease) in net assets from Class A
 transactions                                            (6,649)        (41,307)       (198,028)         86,715        (57,351)
Class B:
Proceeds from sales                                           -               -          13,329           4,397              -
Reinvestment of distributions                                 -               -               5              13              -
Payments for redemptions                                      -               -          (6,039)         (6,680)             -
                                                   ------------    ------------    ------------    ------------    -----------
Increase (decrease) in net assets from Class B
 transactions                                                 -               -           7,295          (2,270)             -
Class C:
Proceeds from sales                                           -               -          22,153          15,669              -
Reinvestment of distributions                                 -               -               5               4              -
Payments for redemptions                                      -               -          (9,546)        (11,894)             -
                                                   ------------    ------------    ------------    ------------    -----------
Increase in net assets from Class C transactions              -               -          12,612           3,779              -
Class D:
Proceeds from sales                                   3,121,709       3,531,232       6,374,861       6,138,802        173,329
Reinvestment of distributions                                 4              54              46             556              -
Payments for redemptions                             (3,190,547)     (3,056,653)     (6,294,647)     (6,130,325)      (178,537)
                                                   ------------    ------------    ------------    ------------    -----------
Increase (decrease) in net assets from Class D
 transactions                                           (68,834)        474,633          80,260           9,033         (5,208)
Class I:
Proceeds from sales                                           -               -       9,002,857       8,342,321              -
Reinvestment of distributions                                 -               -           1,055           2,257              -
Payments for redemptions                                      -               -      (8,988,148)     (9,291,624)             -
                                                   ------------    ------------    ------------    ------------    -----------
Increase (decrease) in net assets from Class I
 transactions                                                 -               -          15,764        (947,046)             -
Class Y:
Proceeds from sales                                  16,379,683      12,298,176      68,772,198      66,564,151      1,948,928
Reinvestment of distributions                             4,330           6,776          17,792          37,417            810
Payments for redemptions                            (16,232,248)    (12,317,387)    (70,311,184)    (68,437,758)    (2,062,138)
                                                   ------------    ------------    ------------    ------------    -----------
Increase (decrease) in net assets from Class Y
 transactions                                           151,765         (12,435)     (1,521,184)     (1,836,190)      (112,400)
Class Z:
Proceeds from sales                                     885,277               -      42,070,958       4,895,562      1,033,492
Reinvestment of distributions                                 -               -           2,503              62            173
Payments for redemptions                               (460,335)              -     (41,924,285)     (1,667,259)      (548,536)
                                                   ------------    ------------    ------------    ------------    -----------
Increase in net assets from Class Z transactions        424,942               -         149,176       3,228,365        485,129
Piper Jaffray:
Proceeds from sales                                     401,555         813,989       3,069,685      10,000,038        278,202
Reinvestment of distributions                             1,272           3,488          12,410          35,428            764
Payments for redemptions                               (482,733)       (878,280)     (3,239,104)    (11,131,842)      (325,845)
                                                   ------------    ------------    ------------    ------------    -----------
Decrease in net assets from Piper Jaffray
 transactions                                           (79,906)        (60,803)       (157,009)     (1,096,376)       (46,879)
                                                   ------------    ------------    ------------    ------------    -----------
Increase (decrease) in net assets from capital
 share transactions                                     421,318         360,088      (1,611,114)       (553,990)       263,291
                                                   ------------    ------------    ------------    ------------    -----------
Total increase (decrease)in net assets                  421,337         360,089      (1,611,068)       (553,985)       263,270
                                                   ------------    ------------    ------------    ------------    -----------
Net assets at beginning of period                     2,981,132       2,621,043      17,091,160      17,645,145      1,372,274
                                                   ------------    ------------    ------------    ------------    -----------
Net assets at end of period                        $  3,402,469    $  2,981,132    $ 15,480,092    $ 17,091,160    $ 1,635,544
Undistributed (distributions in excess of) net
 investment income                                 $        (27)   $        (27)   $        173    $        172    $        (9)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

                                              Treasury                             Treasury
                                          Obligations Fund                       Reserve Fund
                                     --------------------------   ------------------------------------------
                                       10/1/02        10/1/03       10/1/02          10/1/03       10/1/02
                                         to              to            to              to             to
                                       9/30/03        9/30/04       9/30/03          9/30/04       9/30/03
                                     ----------     -----------   ------------     ----------     ----------
OPERATIONS:

Investment income - net              $    8,966     $    57,912   $     78,089     $    3,046     $   10,163
Net realized gain on
investments                                  95               -              2              -              -
                                     ----------     -----------   ------------     ----------     ----------
Net increase in net assets
resulting from operations                 9,061          57,912         78,091          3,046         10,163
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:

Class A                                    (880)         (4,766)        (8,107)        (3,054)       (10,163)
Class B                                       -               -              -              -              -
Class C                                       -               -              -              -              -
Class D                                    (131)        (28,158)       (36,523)             -              -
Class I                                       -               -              -              -              -
Class Y                                  (6,028)        (23,682)       (31,412)             -              -
Class Z                                       -            (981)             -              -              -
Piper Jaffray                            (1,927)           (325)        (2,047)             -              -
Net realized gain on investments:
Class A                                       -               -              -              -              -
Class D                                       -               -              -              -              -
Class Y                                       -               -              -              -              -
Class Z                                       -               -              -              -              -
Piper Jaffray                                 -               -              -              -              -
                                     ----------     -----------   ------------     ----------     ----------
Total distributions                      (8,966)        (57,912)       (78,089)        (3,054)       (10,163)

CAPITAL SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE:

Class A:

Proceeds from sales                     389,270       3,731,445      2,891,552      2,449,246      3,491,491
Reinvestment of distributions                 -             115             48          1,859          9,039
Payments for redemptions               (472,655)     (4,157,309)    (3,185,732)    (3,179,352)    (4,339,951)
                                     ----------     -----------   ------------     ----------     ----------
Increase (decrease) in net assets
from Class A transactions               (83,385)       (425,749)      (294,132)      (728,247)      (839,421)
Class B:
Proceeds from sales                           -               -              -              -              -
Reinvestment of distributions                 -               -              -              -              -
Payments for redemptions                      -               -              -              -              -
                                     ----------     -----------   ------------     ----------     ----------
Increase (decrease) in net
assets from Class B transactions              -               -              -              -              -
Class C:
Proceeds from sales                           -               -              -              -              -
Reinvestment of distributions                 -               -              -              -              -
Payments for redemptions                      -               -              -              -              -
                                     ----------     -----------   ------------     ----------     -----------
Increase in net assets from
Class C transactions                          -               -              -              -              -
Class D:
Proceeds from sales                      69,558      25,492,341     36,795,843              -              -
Reinvestment of distributions                 -               1             32              -              -
Payments for redemptions                (71,168)    (26,314,282)   (36,231,031)             -              -
                                     ----------     -----------   ------------     ----------     ----------
Increase (decrease) in net
assets from Class D transactions         (1,610)       (821,940)       564,844              -              -
Class I:
Proceeds from sales                           -               -              -              -              -
Reinvestment of distributions                 -               -              -              -              -
Payments for redemptions                      -               -              -              -              -
                                     ----------     -----------   ------------     ----------     ----------
Increase (decrease) in net
assets from Class I transactions              -               -              -              -              -
Class Y:
Proceeds from sales                   2,638,663      21,043,156     20,137,572              -              -
Reinvestment of distributions               741           4,417          7,504              -              -
Payments for redemptions             (2,342,910)    (21,779,713)   (19,571,299)             -              -
                                     ----------     -----------   ------------     ----------     ----------
Increase (decrease) in net
assets from Class Y
transactions                            296,494        (732,140)       573,777              -              -
Class Z:
Proceeds from sales                           -         683,068              -              -              -
Reinvestment of distributions                 -              30              -              -              -
Payments for redemptions                      -        (516,751)             -              -              -
                                     ----------     -----------   ------------     ----------     ----------
Increase in net assets from
Class Z transactions                          -         166,347              -              -              -
Piper Jaffray:
Proceeds from sales                     430,912         172,841      1,329,721              -              -
Reinvestment of distributions             2,073             141            318              -              -
Payments for redemptions               (490,240)       (351,106)    (1,081,952)             -              -
                                     ----------     -----------   ------------     ----------     ----------
Decrease in net assets from
Piper Jaffray transactions              (57,255)       (178,124)       248,087              -              -
                                     ----------     -----------   ------------     ----------     ----------
Increase (decrease) in net
assets from capital share
transactions                            154,244      (1,991,606)     1,092,576       (728,247)      (839,421)
                                     ----------     -----------   ------------     ----------     ----------
Total increase (decrease) in
net assets                              154,339      (1,991,606)     1,092,578       (728,255)      (839,421)
                                     ----------     -----------   ------------     ----------     ----------
Net assets at beginning of period     1,217,935      11,123,345     10,030,767      1,955,352      2,794,773
                                     ----------     -----------   ------------     ----------     ----------
Net assets at end of period          $1,372,274     $ 9,131,739   $ 11,123,345     $1,227,097     $1,955,352
Undistributed (distributions
in excess of) net investment income  $       (4)    $        (5)    $       (5)    $       (8)    $        -

FIRST AMERICAN FUNDS Annual Report 2004

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                                                                                        Ratio of     Ratio of Net
                                                                                          Ratio of Net Expenses to    Investment
           Net Asset            Dividends   Net Asset                          Ratio of    Investment    Average        Income
            Value       Net     from Net      Value               Net Assets  Expenses to    Income     Net Assets  to Average Net
           Beginning Investment Investment   End of     Total      End of       Average    to Average  (Excluding  Assets (Excluding
           of Period   Income    Income      Period   Return (5) Period (000) Net Assets   Net Assets    Waivers)      Waivers)
           --------- ---------- ----------  --------- ---------- ------------ ----------- ------------ ----------- -----------------
Government Obligations Fund
Class A

  2004(1)  $    1.00 $    0.004 $   (0.004) $    1.00     0.45%  $    144,764    0.75%        0.45%       0.80%         0.40%
  2003          1.00      0.006     (0.006)      1.00     0.52         60,206    0.75         0.67        0.81          0.61
  2002          1.00      0.014     (0.014)      1.00     1.41        101,513    0.75         1.42        0.81          1.36
  2001(2)       1.00      0.001     (0.001)      1.00     0.05         96,036    0.70         2.66        0.80          2.56
Class D

  2004     $    1.00 $    0.006 $   (0.006) $    1.00     0.60%  $    834,112    0.60%        0.60%       0.65%         0.55%
  2003          1.00      0.008     (0.008)      1.00     0.78        902,940    0.60         0.73        0.65          0.68
  2002          1.00      0.015     (0.015)      1.00     1.56        428,307    0.60         1.57        0.66          1.51
  2001          1.00      0.046     (0.046)      1.00     4.68        609,315    0.60         4.51        0.66          4.45
  2000          1.00      0.055     (0.055)      1.00     5.59        472,078    0.60         5.47        0.66          5.41
Class Y

  2004     $    1.00 $    0.007 $   (0.007) $    1.00     0.75%  $  1,702,220    0.45%        0.75%       0.50%         0.70%
  2003          1.00      0.009     (0.009)      1.00     0.93      1,550,445    0.45         0.93        0.51          0.87
  2002          1.00      0.017     (0.017)      1.00     1.71      1,562,880    0.45         1.68        0.51          1.62
  2001          1.00      0.047     (0.047)      1.00     4.84      1,041,700    0.45         4.75        0.51          4.69
  2000          1.00      0.056     (0.056)      1.00     5.75        937,230    0.45         5.59        0.51          5.53
Class Z

  2004(3)  $    1.00 $    0.008 $   (0.008) $    1.00     0.84%  $    424,941    0.20%        1.12%       0.25%         0.07%
Piper Jaffray

  2004(4)  $    1.00 $    0.004 $   (0.004) $    1.00     0.43%  $    296,432    0.76%        0.42%       0.88%         0.30%
  2003          1.00      0.006     (0.006)      1.00     0.65        467,541    0.73         0.65        0.78          0.60
  2002          1.00      0.014     (0.014)      1.00     1.41        528,343    0.75         1.39        0.81          1.33
  2001          1.00      0.044     (0.044)      1.00     4.53        490,164    0.75         4.41        0.81          4.35
  2000          1.00      0.053     (0.053)      1.00     5.43        470,587    0.76         5.29        0.82          5.23

--------------
(1) On December 1, 2003, existing Class S shares of the fund were designated as Class A shares.

(2) Class A shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return.

(3) Class Z shares have been offered since December 1, 2003. All ratios for the period have been annualized, except total return.

(4) On December 1, 2003, existing Class A shares of the fund were designated as Piper Jaffray shares.

(5) Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                                                                                                       Ratio of Net
                                                                                                           Ratio of     Investment
                                                                                             Ratio of Net Expenses to     Income
              Net Asset             Dividends  Net Asset                           Ratio of   Investment    Average   to Average Net
                Value       Net     from Net     Value               Net Assets  Expenses to    Income    Net Assets      Assets
              Beginning Investment Investment   End of      Total      End of      Average    to Average  (Excluding    (Excluding
              of Period   Income     Income     Period   Return (5) Period (000)  Net Assets  Net Assets    Waivers)     Waivers)
              --------- ---------- ----------  --------- ---------- ------------ ----------- ------------ ----------- --------------
Prime Obligations Fund
Class A
     2004(1)  $    1.00 $    0.005 $   (0.005) $    1.00   0.48%    $  1,296,169    0.78%        0.50%       0.80%         0.48%
     2003          1.00      0.007     (0.007)      1.00   0.67          120,863    0.78         0.59        0.80          0.57
     2002          1.00      0.014     (0.014)      1.00   1.46           34,147    0.78         1.31        0.81          1.28
     2001(2)       1.00          -          -       1.00   0.04                -       -            -           -             -
Class B
     2004     $    1.00 $    0.001 $   (0.001) $    1.00   0.11%    $     15,376    1.14%        0.15%       1.16%         0.13%
     2003          1.00      0.001     (0.001)      1.00   0.04            8,079    1.36         0.10        1.38          0.08
     2002          1.00      0.007     (0.007)      1.00   0.75           10,350    1.48         0.73        1.51          0.70
     2001          1.00      0.038     (0.038)      1.00   3.92            7,393    1.48         3.74        1.51          3.71
     2000          1.00      0.047     (0.047)      1.00   4.85            4,009    1.47         4.72        1.51          4.68
Class C
     2004     $    1.00 $    0.001 $   (0.001) $    1.00   0.11%    $     19,349    1.15%        0.17%       1.17%         0.15%
     2003          1.00      0.001     (0.001)      1.00   0.14            6,736    1.33         0.07        1.35          0.05
     2002          1.00      0.007     (0.007)      1.00   0.75            2,958    1.48         0.71        1.51          0.68
     2001          1.00      0.038     (0.038)      1.00   3.90            2,163    1.49         3.66        1.51          3.64
     2000          1.00      0.047     (0.047)      1.00   4.85              371    1.46         4.63        1.51          4.58
Class D
     2004     $    1.00 $    0.006 $   (0.006) $    1.00   0.63%    $    712,727    0.63%        0.62%       0.65%         0.60%
     2003          1.00      0.008     (0.008)      1.00   0.82          632,464    0.63         0.80        0.65          0.78
     2002          1.00      0.016     (0.016)      1.00   1.61          623,431    0.63         1.61        0.66          1.58
     2001          1.00      0.047     (0.047)      1.00   4.81          738,871    0.63         4.55        0.65          4.53
     2000          1.00      0.056     (0.056)      1.00   5.74          515,806    0.62         5.62        0.66          5.58
Class I
     2004     $    1.00 $    0.009 $   (0.009) $    1.00   0.86%    $  1,647,456    0.40%        0.87%       0.45%         0.82%
     2003          1.00      0.010     (0.010)      1.00   1.05        1,631,687    0.40         1.07        0.42          1.05
     2002          1.00      0.018     (0.018)      1.00   1.84        2,578,732    0.40         1.85        0.43          1.82
     2001(2)       1.00      0.001     (0.001)      1.00   0.06        2,932,264    0.48         3.00        0.54          2.94
Class Y
     2004     $    1.00 $    0.008 $   (0.008) $    1.00   0.78%    $  5,309,431    0.48%        0.76%       0.50%         0.74%
     2003          1.00      0.010     (0.010)      1.00   0.97        6,830,595    0.48         0.98        0.50          0.96
     2002          1.00      0.017     (0.017)      1.00   1.76        8,666,782    0.48         1.73        0.51          1.70
     2001          1.00      0.048     (0.048)      1.00   4.96        7,577,143    0.48         4.78        0.50          4.76
     2000          1.00      0.057     (0.057)      1.00   5.90        6,431,029    0.47         5.75        0.51          5.71
Class Z
     2004     $    1.00 $    0.011 $   (0.011) $    1.00   1.06%    $  3,377,543    0.20%        1.09%       0.25%         1.04%
     2003(3)       1.00      0.002     (0.002)      1.00   0.16        3,228,365    0.20         0.97        0.22          0.95
Piper Jaffray
     2004(4)  $    1.00 $    0.004 $   (0.004) $    1.00   0.42%    $  3,102,041    0.84%        0.41%       0.88%         0.37%
     2003          1.00      0.006     (0.006)      1.00   0.63        4,632,371    0.81         0.64        0.83          0.62
     2002          1.00      0.014     (0.014)      1.00   1.43        5,728,745    0.81         1.42        0.84          1.39
     2001          1.00      0.045     (0.045)      1.00   4.61        5,784,153    0.83         4.46        0.85          4.44
     2000          1.00      0.054     (0.054)      1.00   5.52        4,614,094    0.82         5.40        0.86          5.36

------------
(1) On December 1, 2003, existing Class S shares of the fund were designated as Class A shares.

(2) Class A and Class I shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return.

(3) Class Z shares have been offered since August 1, 2003. All ratios for the period have been annualized, except total return.

(4) On December 1, 2003, existing Class A shares of the fund were designated as Piper Jaffray shares.

(5) Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                                                                                                      Ratio of Net
                                                                                                          Ratio of     Investment
                                                                                            Ratio of Net Expenses to     Income
              Net Asset             Dividends  Net Asset                          Ratio of   Investment    Average   to Average Net
                Value       Net     from Net     Value              Net Assets  Expenses to    Income    Net Assets      Assets
              Beginning Investment Investment    End of    Total      End of      Average    to Average  (Excluding    (Excluding
              of Period   Income     Income      Period  Return(5) Period (000)  Net Assets  Net Assets   Waivers)      Waivers)
              --------- ---------- ----------  --------- --------- ------------ ----------- ------------ ----------- --------------
Tax Free
Obligations Fund
Class A
     2004(1)  $    1.00 $    0.003 $   (0.003) $    1.00   0.35%   $    159,531    0.75%        0.34%       0.80%         0.29%
     2003          1.00      0.005     (0.005)      1.00   0.45         123,272    0.75         0.48        0.81          0.42
     2002          1.00      0.008     (0.008)      1.00   0.85         206,647    0.75         0.88        0.81          0.82
     2001(2)       1.00          -          -       1.00   0.02         402,813    0.70         1.67        0.76          1.61
Class D
     2004     $    1.00 $    0.005 $   (0.005) $    1.00   0.50%   $     14,134    0.60%        0.48%       0.65%         0.43%
     2003          1.00      0.006     (0.006)      1.00   0.60          19,343    0.60         0.59        0.65          0.54
     2002          1.00      0.010     (0.010)      1.00   1.01          20,952    0.60         1.03        0.66          0.97
     2001          1.00      0.028     (0.028)      1.00   2.86          32,615    0.60         2.84        0.66          2.78
     2000          1.00      0.034     (0.034)      1.00   3.43          24,112    0.60         3.36        0.66          3.30
Class Y
     2004     $    1.00 $    0.006 $   (0.006) $    1.00   0.65%   $    768,269    0.45%        0.63%       0.50%         0.58%
     2003          1.00      0.008     (0.008)      1.00   0.76         880,685    0.45         0.72        0.50          0.67
     2002          1.00      0.011     (0.011)      1.00   1.16         584,132    0.45         1.14        0.51          1.08
     2001          1.00      0.029     (0.029)      1.00   3.02         443,276    0.45         2.93        0.51          2.87
     2000          1.00      0.035     (0.035)      1.00   3.59         375,891    0.45         3.53        0.51          3.47
Class Z
     2004(3)  $    1.00 $    0.007 $   (0.007) $    1.00   0.75%   $    485,135    0.20%        0.96%       0.25%         0.91%
Piper Jaffray
     2004(4)  $    1.00 $    0.004 $   (0.004) $    1.00   0.36%   $    208,475    0.75%        0.34%       0.88%         0.21%
     2003          1.00      0.005     (0.005)      1.00   0.48         348,974    0.72         0.48        0.77          0.43
     2002          1.00      0.008     (0.008)      1.00   0.85         406,204    0.75         0.85        0.81          0.79
     2001          1.00      0.027     (0.027)      1.00   2.72         497,631    0.74         2.63        0.80          2.57
     2000          1.00      0.032     (0.032)      1.00   3.28         286,449    0.75         3.23        0.81          3.17
Treasury
Obligations Fund
Class A
     2004(1)  $    1.00 $    0.004 $   (0.004) $    1.00   0.39%   $  1,197,325    0.75%        0.39%       0.80%         0.34%
     2003          1.00      0.006     (0.006)      1.00   0.56       1,354,195    0.75         0.57        0.80          0.52
     2002          1.00      0.013     (0.013)      1.00   1.34       1,648,326    0.75         1.34        0.81          1.28
     2001(2)       1.00      0.001     (0.001)      1.00   0.05       2,035,433    0.70         2.46        0.82          2.34
Class D
     2004     $    1.00 $    0.005 $   (0.005) $    1.00   0.54%   $  4,898,189    0.60%        0.53%       0.65%         0.48%
     2003          1.00      0.007     (0.007)      1.00   0.71       5,720,129    0.60         0.68        0.65          0.63
     2002          1.00      0.015     (0.015)      1.00   1.49       5,155,284    0.60         1.48        0.66          1.42
     2001          1.00      0.045     (0.045)      1.00   4.54       3,996,702    0.60         4.40        0.66          4.34
     2000          1.00      0.052     (0.052)      1.00   5.37       3,252,551    0.60         5.23        0.66          5.17
Class Y
     2004     $    1.00 $    0.007 $   (0.007) $    1.00   0.69%   $  2,838,253    0.45%        0.68%       0.50%         0.63%
     2003          1.00      0.009     (0.009)      1.00   0.86       3,570,394    0.45         0.85        0.51          0.79
     2002          1.00      0.016     (0.016)      1.00   1.64       2,996,616    0.45         1.62        0.51          1.56
     2001          1.00      0.046     (0.046)      1.00   4.70       2,929,764    0.45         4.48        0.51          4.42
     2000          1.00      0.054     (0.054)      1.00   5.53       2,065,655    0.45         5.39        0.51          5.33
Class Z
     2004(3)  $    1.00 $    0.008 $   (0.008) $    1.00   0.80%   $    166,347    0.20%        0.99%       0.25%         0.94%
Piper Jaffray
     2004(4)  $    1.00 $    0.005 $   (0.005) $    1.00   0.46%   $     31,625    0.75%        0.35%       0.81%         0.29%
     2003          1.00      0.006     (0.006)      1.00   0.61         478,627    0.70         0.55        0.75          0.50
     2002          1.00      0.013     (0.013)      1.00   1.34         230,541    0.75         1.29        0.81          1.23
     2001          1.00      0.043     (0.043)      1.00   4.44         132,245    0.70         4.00        0.76          3.94
     2000          1.00      0.052     (0.052)      1.00   5.27          30,506    0.70         5.16        0.76          5.10

------------
(1) On December 1, 2003, existing Class S shares of the fund were designated as Class A shares.

(2) Class A shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return.

(3) Class Z shares have been offered since December 1, 2003. All ratios for the period have been annualized, except total return.

(4) On December 1, 2003, existing Class A shares of the fund were designated as Piper Jaffray shares.

(5) Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                                                                                                    Ratio of Net
                                                                                                         Ratio of    Investment
                                                                                          Ratio of Net Expenses to     Income
            Net Asset             Dividends  Net Asset                         Ratio of    Investment    Average   to Average Net
              Value      Net      from Net     Value              Net Assets  Expenses to    Income    Net Assets      Assets
            Beginning Investment Investment   End of     Total      End of      Average    to Average  (Excluding    (Excluding
            of Period   Income     Income     Period   Return(5) Period (000) Net Assets   Net Assets    Waivers)     Waivers)
            --------- ---------- ----------  --------- --------- ------------ ----------- ------------ ----------- --------------
  Treasury
  Reserve
   Fund(1)
Class A
    2004    $    1.00 $    0.002 $   (0.002) $    1.00   0.21%   $  1,227,097    0.94%        0.18%        1.01%        0.11%
    2003         1.00      0.004     (0.004)      1.00   0.39       1,955,352    0.94         0.41         1.00         0.35
    2002         1.00      0.011     (0.011)      1.00   1.15       2,794,773    0.94         1.15         1.00         1.09
    2001(2)      1.00      0.039     (0.039)      1.00   3.97       2,760,479    0.94         3.92         0.95         3.91
    2000(3)      1.00      0.050     (0.050)      1.00   5.04       2,284,168    0.99         4.98         1.09         4.88
    1999(4)      1.00      0.040     (0.040)      1.00   4.02       1,049,641    0.92         3.98         1.08         3.82

------------
(1) The financial highlights for the Treasury Reserve Fund as set forth herein include the historical financial highlights of the Firstar U.S. Treasury Money Market Fund Class A shares. The assets of the Firstar U.S. Treasury Money Market Fund were acquired by the Treasury Reserve Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar U.S. Treasury Money Market Fund were exchanged for Class A shares of the Treasury Reserve Fund.

(2) For the period November 1, 2000 to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return.

(3) For the period December 1, 1999 to October 31, 2000. Effective in 2000, the Fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return.

(4) For the year ended November 30, 1999.

(5) Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

1 > Organization

The First American Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund, Treasury Obligations Fund, and Treasury Reserve Fund (each a "Fund" and collectively, the "Funds") are mutual funds offered by First American Funds, Inc. ("FAF"), which is a member of the First American Family of Funds. FAF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAF's articles of incorporation permit the board of directors to create additional funds in the future.

FAF offers Class A, Class B, Class C, Class D, Class I, Class Y, Class Z, and Piper Jaffray shares. Prior to December 1, 2003, Class A shares were named Class S shares and Piper Jaffray shares were named Class A shares. Class A shares are not subject to sales charges. Class B and Class C shares of the Prime Obligations Fund are only available pursuant to an exchange for Class B and Class C shares, respectively, of another fund in the First American Family of Funds or certain other unaffiliated funds, or in establishing a systematic exchange program that will be used to purchase Class B and Class C shares, respectively, of those funds. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class D, Class I, Class Y, Class Z, and Piper Jaffray shares are offered only to qualifying institutional investors. Treasury Reserve Fund only offers Class A shares. Class B, Class C, and Class I shares are not offered by the Government Obligations Fund, Tax Free Obligations Fund, Treasury Obligations Fund, or Treasury Reserve Fund.

The Funds' prospectuses provide descriptions of each Fund's investment objective, principal investment strategies and principal risks. All classes of shares of a Fund have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution and shareholder servicing fees charged may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

2 > Summary of Significant Accounting Policies

The significant accounting policies followed by the Funds are as follows:

SECURITY VALUATION - Investment securities held are stated at amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the expected maturity of the security and is included in interest income. In accordance with Rule 2a-7 of the Securities and Exchange Act of 1940, the market values of the securities held in the Funds are determined weekly using prices supplied by the Funds' pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies by more than 0.5% are identified and validated with the pricing agent. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds 50% of the allowable 0.5% threshold, the Funds' administrators will notify the Funds' board of directors. The board of directors will be kept apprised of the situation until the difference is less than the 50% of the allowable 0.5% threshold. No such notification was required during the fiscal year ended September 30, 2004.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared daily and are payable on the first business day of the following month.

EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are generally allocated to the Funds on the basis of relative net assets of all Funds within the First American Fund complex. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

FEDERAL TAXES - Each Fund is treated as a separate taxable entity. Each Fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

FIRST AMERICAN FUNDS Annual Report 2004

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following reclassifications were made for the Tax Free Obligations Fund (000):

                                        Undistributed      Accumulated
                                             Net               Net
                                         Investment         Realized
                                           Income             Loss
                                           ------             ----
Tax Free Obligations Fund               $      13          $     (13)

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. The distributions paid during the fiscal years ended September 30, 2004 and 2003 (adjusted by dividends payable as of September 30, 2004 and 2003), were characterized as follows (000):

                                                                  2004
                                              --------------------------------------------
                                              Ordinary    Tax-Exempt   Capital
Fund                                           Income       Income      Gain       Total
----                                           ------       ------      ----       -----
Government Obligations Fund                   $ 19,914     $      -     $   -     $ 19,914
Prime Obligations Fund                         114,322            -         -      114,322
Tax Free Obligations Fund                           20        7,917        65        8,002
Treasury Obligations Fund                       54,652            -         -       54,652
Treasury Reserve Fund                            2,673            -         -        2,673

                                                                2003
                                                  ---------------------------------
                                                  Ordinary   Tax-Exempt
Fund                                               Income      Income       Total
----                                               ------      ------       -----
Government Obligations Fund                       $ 25,266    $      -     $ 25,266
Prime Obligations Fund                             150,494           -      150,494
Tax Free Obligations Fund                                -       8,966        8,966
Treasury Obligations Fund                           78,089           -       78,089
Treasury Reserve Fund                               10,163           -       10,163

As of September 30, 2004, the components of accumulated earnings (deficit) on a tax-basis were as follows (000):

                                                                                               Accumulated
                                Undistributed   Undistributed   Undistributed                  Capital and         Total
                                  Ordinary       Tax Exempt      Long Term      Accumulated   Post-October      Accumulated
                                   Income          Income       Capital Gains     Earnings       Losses           Earnings
                                   ------          ------       -------------     --------       ------           --------
Government Obligations Fund      $   3,185        $      -        $       -      $  3,185       $      -         $   3,186
Prime Obligations Fund              15,841               -               51        15,892              -            15,892
Tax Free Obligations
 Fund                                    1           1,257               51         1,309              -             1,309
Treasury Obligations
 Fund                                7,661               -                -         7,661            (62)            7,599
Treasury Reserve Fund                  608               -                -           608              -               608

The differences between book-basis and tax-basis undistributed/accumulated income, gains and losses are primarily due to distributions declared but not paid by September 30, 2004.

As of September 30, 2004, the Treasury Obligations Fund had a capital loss carryforward of $62,000 that will expire in 2008.

REPURCHASE AGREEMENTS - Each Fund may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds' investment advisor deems creditworthy under guidelines approved by the Funds' board of directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Each Fund may also invest in triparty repurchase agreements. Securities held as collateral for triparty repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements September 30, 2004

event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITIES LENDING - In order to generate additional income, a Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutional borrowers of securities. Each Fund's policy is to maintain collateral in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked to market" daily until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bancorp Asset Management, Inc. ("USBAM") serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. USBAM acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission ("SEC"). USBAM currently receives fees equal to 25% of the Funds' income from securities lending transactions. The Funds also pay an administrative fee to USBAM equal to 0.025% based on the cash collateral held for the securities on loan. Fees paid to USBAM from the Government Obligations Fund for the fiscal year ended September 30, 2004, were $24,991. As of October 1, 2004, USBAM will receive fees equal to 35% of the Funds' income from securities lending transactions. The Funds will no longer pay an administrative fee to USBAM.

INTERFUND LENDING PROGRAM - Pursuant to an exemptive order issued by the SEC, the Funds, along with other registerd investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating Funds. The Funds did not have any interfund lending transactions during the fiscal year ended September 30, 2004.

DEFERRED COMPENSATION PLAN - Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Fund family may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 > Fees and Expenses

ADVISORY FEES - Pursuant to an investment advisory agreement (the "Agreement"), USBAM manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay USBAM a monthly fee based upon average daily net assets. The annual fee for each Fund is 0.10% of the average daily net assets of each Fund. USBAM voluntarily waived fees during the fiscal year ended September 30, 2004, so that total fund operating expenses, as a percentage of average daily net assets, did not exceed the following amounts:

                                                                 Share Class
                                 ----------------------------------------------------------------------------
                                                                                                       Piper
Fund                              A         B         C          D         I         Y         Z      Jaffray
----                             ---       ---       ---        ---       ---       ---       ---     -------
Government Obligations Fund      0.75%        -%        -%     0.60%        -%     0.45%     0.20%      0.77%
Prime Obligations Fund           0.78      1.23      1.23      0.63      0.40      0.48      0.20       0.84
Tax Free Obligations Fund        0.75         -         -      0.60         -      0.45      0.20       0.75
Treasury Obligations Fund        0.75         -         -      0.60         -      0.45      0.20       0.75
Treasury Reserve Fund            0.94         -         -         -         -         -         -          -

FIRST AMERICAN FUNDS Annual Report 2004

CO-ADMINISTRATION FEES - USBAM and U.S. Bancorp Fund Services, LLC ("USBFS"), (collectively, the "Administrators"), serve as co-administrators pursuant to a co-administration agreement between the Administrators and the Funds. USBAM is a subsidiary of U.S. Bank National Association ("U.S. Bank"). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the co-administration agreement, the Administrators are compensated to provide, or compensate other entities to provide, services to the Funds. These services include various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Funds pay the administrators at an annual rate, calculated daily and paid monthly, based on the average daily net assets of all open-end mutual funds in the First American Family of Funds, equal to each Fund's pro rata share of an amount equal to 0.15% of the aggregate average daily net assets up to $8 billion, 0.135% on the next $17 billion of the aggregate average daily net assets, 0.12% on the next $25 billion of the aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. FAF pays transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees are allocated to each Fund based upon the Fund's pro rata share of the aggregate average daily net assets of the Funds that comprise FAF. For the fiscal year ended September 30, 2004, administration and transfer agent fees paid to USBAM and USBFS by the Funds included in this annual report were as follows (000):

           Fund                                                        Amount
---------------------------                                            -------
Government Obligations Fund                                            $ 4,142
Prime Obligations Fund                                                  20,989
Tax Free Obligations Fund                                                1,940
Treasury Obligations Fund                                               13,228
Treasury Reserve Fund                                                    2,172

During the fiscal year ended September 30, 2004, administration fees of $973,828 were waived on Class Z of Prime Obligations Fund.

Each Fund, except Treasury Reserve Fund, currently pays to Piper Jaffray an annual fee equal to 0.15% of a Fund's average daily net assets attributable to its Piper Jaffray shares for certain recordkeeping services. During the fiscal year ended September 30, 2004, recordkeeping fees of $224,077, $1,118,052, $201,256 and $28,954 were waived on the Piper Jaffray shares of Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund and Treasury Obligations Fund, respectively.

CUSTODIAN FEES - U.S. Bank serves as the Funds' custodian pursuant to a custodian agreement with FAF. The fee for each Fund is equal to an annual rate of 0.01% of average daily net assets. All fees are computed daily and paid monthly.

DISTRIBUTION AND SHAREHOLDER SERVICING (12b-1) FEES - Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as distributor of the Funds pursuant to a distribution agreement with FAF. Under the distribution agreement, and pursuant to a plan adopted by each Fund under rule 12b-1 of the Investment Company Act, each Fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, 0.15%, 0.25% and 0.50% of each Fund's average daily net assets of the Class A shares, Class B shares, Class C shares, Class D shares, Piper Jaffray shares and Treasury Reserve Fund, respectively. No distribution or shareholder servicing fees are paid by Class Y or Class I shares. These fees may be used by Quasar to provide compensation for sales support and distribution activities for each class of the Funds. In addition, for Class B shares and Class C shares, a portion of these fees may be used to provide compensation for shareholder servicing activities.

Under these distribution and shareholder servicing agreements, the following amounts were retained by Quasar for the fiscal year ended September 30, 2004
(000):

           Fund                                                      Amount
---------------------------                                          -------
Government Obligations Fund                                          $ 1,768
Prime Obligations Fund                                                 5,877
Tax Free Obligations Fund                                                570
Treasury Obligations Fund                                             11,189
Treasury Reserve Fund                                                  8,427

SHAREHOLDER SERVICING (NON-12b-1) FEES - FAF has also adopted and entered into a shareholder servicing plan and agreement with USBAM, under which USBAM has agreed to provide FAF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FAF, with non-distribution-related services to shareholders of Class A, Class D, Class I, Class Y, and Piper Jaffray shares and Treasury Reserve Fund. Each Fund pays USBAM a monthly shareholder servicing fee equal to an annual rate of 0.25% of the average daily net assets of the Class A, Class D, Class Y, Piper Jaffray shares and the Treasury Reserve Fund, and a fee equal to an annual rate of 0.20% of the average daily net assets of the Class I shares. During the fiscal year ended September 30, 2004, shareholder servicing fees of $542,792 were waived on Class I of Prime Obligations Fund.

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

Under this shareholder servicing plan and agreement, the following amounts were paid to USBAM for the fiscal year ended September 30, 2004 (000):

           Fund                                                      Amount
---------------------------                                          -------
Government Obligations Fund                                          $ 7,500
Prime Obligations Fund                                                31,560
Tax Free Obligations Fund                                              3,353
Treasury Obligations Fund                                             25,199
Treasury Reserve Fund                                                  4,221

OTHER FEES - In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, and co-administration fees, each Fund is responsible for paying most other operating expenses including fees and expenses of independent directors, registration fees, printing of shareholder reports, legal, auditing, insurance and other miscellaneous expenses. For the fiscal year ended September 30, 2004, legal fees and expenses were paid to a law firm of which the Secretary and two Assistant Secretaries of the Funds are partners.

SALES CHARGES - A contingent deferred sales charge ("CDSC") is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

                                                                         Contingent Deferred Sales Charge
                                                                             As a Percentage of Dollar
Year Since Purchase                                                          Amount Subject to Charge
-------------------                                                      --------------------------------
First                                                                                   5.00%
Second                                                                                  5.00
Third                                                                                   4.00
Fourth                                                                                  3.00
Fifth                                                                                   2.00
Sixth                                                                                   1.00
Seventh                                                                                    -
Eighth                                                                                     -

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less. For the fiscal year ended September 30, 2004, total sales charges retained by affiliates of USBAM for distributing shares of the Prime Obligations Fund were $199,514.

4 >  Concentration of Credit Risk

The Tax Free Obligations Fund invests in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At September 30, 2004, the percentage of portfolio investments by each revenue source was as follows:

                                                                            Tax Free
                                                                           Obligations
                                                                              Fund
                                                                           -----------
Revenue Bonds                                                                  82.2%
General Obligations                                                            16.1%
Other                                                                           1.7%
                                                                               ----
                                                                                100%

The implied credit ratings of all portfolio holdings as a percentage of total market value of investments at September 30, 2004, were as follows (unaudited):

Standard & Poor's/                                                      Tax Free
Moody's                                                                Obligations
Ratings:                                                                  Fund
------------------                                                     -----------
AAA/Aaa                                                                    29.7%
AA/Aa                                                                      69.9
A/A                                                                         0.4
NR                                                                            -

Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.

5 >  Indemnifications

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

FIRST AMERICAN FUNDS Annual Report 2004

NOTICE TO SHAREHOLDERS September 30, 2004 (unaudited)

TAX INFORMATION

The information set forth below is for each Fund's fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2005 on Form 1099. Please consult your tax advisor for proper treatment of this information.

Dear First American Shareholders:

For the fiscal year ended September 30, 2004, each Fund has designated long-term capital gains, ordinary income and tax exempt income with regard to distributions paid during the year as follows:

                                              Long Term        Ordinary
                                            Capital Gains       Income                         Total
                                            Distributions    Distributions   Tax Exempt    Distributions
           Fund                              (Tax Basis)      (Tax Basis)     Interest     (Tax Basis)(a)
---------------------------                 -------------   --------------   ----------    ---------------
Government Obligations Fund                        -%            100%              -%             100%
Prime Obligations Fund                             -             100               -              100
Tax Free Obligations Fund                       0.75            0.23           99.02              100
Treasury Obligations Fund                          -             100               -              100
Treasury Reserve Fund                              -             100               -              100

(a) None of the dividends paid by the Fund are eligible for the dividends received deduction or are characterized as qualified dividend income.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

Beginning with the quarter ending December 31, 2004, each Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Funds' Forms N-Q will be available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the Funds' Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

FIRST AMERICAN FUNDS Annual Report 2004

NOTICE TO SHAREHOLDERS September 30, 2004 (unaudited)

Directors and Officers of the Funds

Independent Directors

                Position                                                                                Other
Name, Address,     (s)       Term of Office                                Number of Portfolios     Directorships
      and          Held      and Length of      Principal Occupation(s)      in Fund Complex           Held by
Year of Birth   with Fund     Time Served         During Past 5 Years      Overseen by Director       Director +
--------------  ---------  ------------------  -------------------------   --------------------   ------------------
Benjamin R.     Director   Term expiring       Retired; Senior Financial   First                  None
Field III,                 earlier of death,   Advisor, Bemis Company,     American
P.O. Box                   resignation,        Inc. from May 2002          Funds
1329,                      removal,            through June 2004; Senior   Complex:
Minneapolis,               disqualification,   Vice President, Chief       eleven
MN 55440-1329              or successor duly   Financial Officer &         registered
(1938)                     elected and         Treasurer, Bemis, through   investment
                           qualified.          April 2002.                 companies,
                           Director of FAF,                                including
                           since September                                 fifty-six
                           2003                                            portfolios

Mickey P.       Director   Term expiring       Consultant to Northwest     First                  ADC
Foret,                     earlier of death,   Airlines, Inc. since        American               Telecommunications
P.O. Box                   resignation,        2002; Executive Vice        Funds                  Inc.
1329,                      removal,            President and Chief         Complex:               Champion
Minneapolis,               disqualification,   Financial Officer,          eleven                 Airlines, Inc.
MN 55440-1329              or successor duly   Northwest Airlines,         registered             MAIR Holdings
(1945)                     elected and         through 2002.               investment             Inc. (a regional
                           qualified.                                      companies,             airlines holding
                           Director of FAF                                 including              company)
                           since September                                 fifty-six              URS Corporation,
                           2003                                            portfolios             (an engineering
                                                                                                  firm)

Roger A.        Director   Term expiring       Retired; Vice President,    First                  None
Gibson,                    earlier of death,   Cargo - United Airlines,    American
P.O. Box                   resignation,        from July 2001 through      Funds
1329,                      removal,            July 2004; Vice             Complex:
Minneapolis,               disqualification,   President, North America    eleven
MN 55440-1329              or successor duly   - Mountain Region for       registered
(1946)                     elected and         United Airlines, prior to   investment
                           qualified.          July 2001.                  companies,
                           Director of FAF                                 including
                           since October 1997                              fifty-six
                                                                           portfolios

Victoria J.     Director   Term expiring       Investment consultant and    First                 None
Herget,                    earlier of death,   non-profit board member      American
P.O. Box                   resignation,        since 2001; Managing         Funds
1329,                      removal,            Director of Zurich           Complex:
Minneapolis,               disqualification,   Scudder Investments          eleven
MN 55440-1329              or successor duly   through 2001.                registered
(1951)                     elected and                                      investment
                           qualified.                                       companies,
                           Director of FAF                                  including
                           since September                                  fifty-six
                           2003                                             portfolios

Leonard W.      Director   Term expiring       Owner, Executive and         First                 None
Kedrowski,                 earlier of death,   Management Consulting,       American
P.O. Box                   resignation,        Inc., a management           Funds
1329,                      removal,            consulting firm; Board       Complex:
Minneapolis,               disqualification,   member, GC McGuiggan         eleven
MN 55440-1329              or successor duly   Corporation (dba Smyth       registered
(1941)                     elected and         Companies), a label          investment
                           qualified.          printer; former Chief        companies,
                           Director of FAF     Executive Officer,           including
                           since November      Creative Promotions          fifty-six
                           1993                International, LLC, a        portfolios
                                               promotional award
                                               programs and products
                                               company, through October
                                               2003; Advisory Board
                                               member, Designer Doors,
                                               manufacturer of designer
                                               doors, through 2002.

Richard K.      Director   Term expiring       Retired; Director,          First                  None
Riederer,                  earlier of death,   President and Chief         American
P.O. Box                   resignation,        Executive Officer,          Funds
1329,                      removal,            Weirton Steel through       Complex:
Minneapolis,               disqualification,   2001.                       eleven
MN 55440-1329              or successor duly                               registered
(1944)                     elected and                                     investment
                           qualified.                                      companies,
                           Director of FAF                                 including
                           since August 2001                               fifty-six
                                                                           portfolios

FIRST AMERICAN FUNDS Annual Report 2004

                Position                                                                                       Other
Name, Address,     (s)        Term of Office                                       Number of Portfolios     Directorships
      and          Held       and Length of          Principal Occupation(s)          in Fund Complex           Held by
Year of Birth   with Fund      Time Served             During Past 5 Years          Overseen by Director       Director +
--------------  ---------  ---------------------  -------------------------------  --------------------   ------------------
Joseph D.       Director   Term expiring earlier  Owner, Chairman and Chief        First American         None
Strauss,                   of death,              Executive Officer, Excensus(TM), Funds Complex:
P.O. Box                   resignation, removal,  LLC, a consulting firm, since    eleven registered
1329,                      disqualification, or   2001; owner and President,       investment companies,
Minneapolis,               successor duly         Strauss Management Company, a    including fifty-six
MN 55440-1329              elected and            Minnesota holding company for    portfolios
(1940)                     qualified. Director    various organizational
                           of FAF since           management business ventures;
                           September 1984         owner, Chairman and Chief
                                                  Executive Officer, Community
                                                  Resource Partnerships, Inc., a
                                                  strategic planning, operations
                                                  management, government
                                                  relations, transportation
                                                  planning and public relations
                                                  organization; attorney at law.

Virginia L.     Chair;     Chair Term three       Owner and President, Strategic   First American         None
Stringer,       Director   years. Directors Term  Management Resources, Inc., a    Funds Complex:
P.O. Box                   expiring earlier of    management consulting firm;      eleven registered
1329,                      death, resignation,    Executive Consultant to State    investment companies,
Minneapolis,               removal,               Farm Insurance Company.          including fifty-six
MN 55440-1329              disqualification, or                                    portfolios
(1944)                     successor duly
                           elected and
                           qualified. Chair of
                           FAF's Board since
                           September 1997;
                           Director of FAF since
                           June 1991

James M.        Director   Term expiring earlier  Owner and President, Jim Wade    First American         None
Wade,                      of death,              Homes, a homebuilding company,   Funds Complex:
P.O. Box                   resignation, removal,  since 1999.                      eleven registered
1329,                      disqualification, or                                    investment companies,
Minneapolis,               successor duly                                          including fifty-six
MN 55440-1329              elected and                                             portfolios
(1943)                     qualified. Director
                           of FAF since August
                           2001

+ Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

FIRST AMERICAN FUNDS Annual Report 2004

NOTICE TO SHAREHOLDERS September 30, 2004 (unaudited)

Officers

 Name, Address,       Position(s)         Term of Office
     and                Held              and Length of
  Year of Birth        with Fund           Time Served                    Principal Occupation(s) During Past 5 Years
----------------    ---------------   ------------------------    -----------------------------------------------------------
Thomas S.           President         Re-elected by the Board     Chief Executive Officer of the Advisor since May 2001;
Schreier,                             annually; President of      prior thereto, Chief Executive Officer of First
Jr.,                                  FAF since February 2001     American Asset Management since December 2000 and of
U.S. Bancorp                                                      Firstar Investment & Research Management Company
Asset                                                             ("FIRMCO") since February 2001; Senior Managing
Management,                                                       Director and Head of Equity Research of U.S. Bancorp
Inc.,                                                             Piper Jaffray from October 1998 through December 2000;
800 Nicollet                                                      prior to October 1998, Senior Airline Equity Analyst
Mall,                                                             and a Director in the Equity Research Department of
Minneapolis,                                                      Credit Suisse First Boston.
MN 55402
(1962)*

Mark S.             Vice President-   Re-elected by the Board     Chief Investment Officer of U.S. Bancorp Asset
Jordahl,            Investments       annually; Vice President    Management, Inc. since September 2001; President and
U.S. Bancorp                          -Investments of FAF         Chief Investment Officer, ING Investment Management -
Asset                                 since September 2001        Americas, September 2000 to June 2001; Senior Vice
Management,                                                       President and Chief Investment Officer, ReliaStar
Inc.                                                              Financial Corp., January 1998 to September 2000.
800 Nicollet
Mall,
Minneapolis,
MN 55402
(1960)*

Jeffery M.          Vice President-   Re-elected by the Board     Senior Vice President of U.S. Bancorp Asset Management,
Wilson,             Administration    annually; Vice President    Inc. since May 2001; prior thereto, Senior Vice
U.S. Bancorp                          -Administration of FAF      President of First American Asset Management.
Asset                                 since March 2000
Management,
Inc.
800 Nicollet
Mall,
Minneapolis,
MN 55402
(1956)*

Joseph M.           Treasurer         Re-elected by the Board     Chief Financial Officer since September 2004 and Senior
Ulrey III,                            annually; Treasurer of      Managing Director, Fund Treasury, since December 2003;
U.S. Bancorp                          FAF since December 2003     Senior Managing Director, Risk Management and
Asset                                                             Quantitative Analysis, since May 2001, U.S. Bancorp
Management,                                                       Asset Management, Inc. ("USBAM"); from May 2001 through
Inc.                                                              December 2001, Senior Managing Director, Securities
800 Nicollet                                                      Lending and Money Market Funds, USBAM; prior thereto,
Mall,                                                             Senior Managing Director, Securities Lending and Money
Minneapolis,                                                      Market Funds, First American Asset Management.
MN 55402
(1958)*

Douglas A.          Chief             Re-elected by the Board     Chief Compliance Officer of U.S. Bancorp Asset Management,
Paul,               Compliance        Annually; Chief             Inc. since June 2004; prior thereto, Partner, Kirkpatrick &
U.S. Bancorp        Officer           Compliance Officer of       Lockhart LLP since March 2000; prior thereto, Director of
Asset                                 FAF since June 2004         Compliance, Associate General Counsel, Vice President,
Management,                                                       American Century Investments.
Inc.
800 Nicollet
Mall,
Minneapolis,
MN 55402
(1947)*

Kathleen L.         Assistant         Re-elected by the Board     Deputy General Counsel, U.S. Bancorp Asset Management,
Prudhomme,          Secretary         annually; Assistant         Inc. since November 2004; prior thereto, Partner,
U.S. Bancorp                          Secretary of FAF since      Dorsey & Whitney LLP, a Minneapolis-based law firm.
Asset                                 September 1998
Management,
Inc.
800 Nicollet
Mall,
Minneapolis,
MN 55402
(1953)*

James D. Alt,       Secretary         Re-elected by the Board     Partner, Dorsey & Whitney LLP, a Minneapolis-based law
50 South                              annually; Assistant         firm.
Sixth                                 Secretary of FAF from
Street,                               September 1998 through
Suite 1500,                           June 2002. Secretary of
Minneapolis,                          FAF since June 2002
MN 55402
(1951)

Michael J.          Assistant         Re-elected by the Board     Partner, Dorsey & Whitney LLP, a Minneapolis-based law
Radmer,             Secretary         annually; Assistant         firm.
50 South                              Secretary of FAF since
Sixth                                 March 2000; Secretary of
Street,                               FAF from September 1999
Suite 1500,                           through March 2000
Minneapolis,
MN 55402
(1945)

James R.            Assistant         Re-elected by the Board     Vice President, U.S. Bancorp Fund Services, LLC since
Arnold,             Secretary         annually; Assistant         March 2002; Senior Administration Services Manager, UMB
615 E.                                Secretary of FAF since      Fund Services, Inc. through March 2002.
Michigan                              June 2003
Street,
Milwaukee,
WI 53202
(1957)*

Douglas G.          Assistant         Re-elected by the Board     Vice President, U.S. Bancorp Fund Services, LLC.
Hess,               Secretary         annually; Assistant
615 E.                                Secretary of FAF since
Michigan                              September 2001
Street,
Milwaukee,
WI 53202
(1967)*

* Messrs. Schreier, Jordahl, Wilson, Ulrey, Paul and Ms. Prudhomme are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and co-administrator for FAF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as co-administrator for FAF.

FIRST AMERICAN FUNDS Annual Report 2004

Board of Directors  First American Funds, Inc.

         Virginia Stringer
         Chairperson of First American Funds, Inc.
         Owner and President of Strategic Management Resources, Inc.

         Benjamin Field III
         Director of First American Funds, Inc.
         Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

         Mickey Foret
         Director of First American Funds, Inc.
         Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

         Roger Gibson
         Director of First American Funds, Inc.
         Retired; former Vice President of Cargo-United Airlines

         Victoria Herget
         Director of First American Funds, Inc.
         Investment Consultant; former Managing Director of Zurich Scudder Investments

         Leonard Kedrowski
         Director of First American Funds, Inc.
         Owner and President of Executive and Management Consulting, Inc.

         Richard Riederer
         Director of First American Funds, Inc.
         Retired; former President and Chief Executive Officer of Weirton Steel

         Joseph Strauss
         Director of First American Funds, Inc.
         Owner and President of Strauss Management Company

         James Wade
         Director of First American Funds, Inc.
         Owner and President of Jim Wade Homes

         First American Funds' Board of Directors is comprised entirely of independent directors.

[PHOTO] FIRST AMERICAN FUNDS(TM)

Direct fund correspondence to:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the Funds. Read the prospectus carefully before investing.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT ADVISOR
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CO-ADMINISTRATORS
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

     U.S. BANCORP FUND SERVICES, LLC
     615 East Michigan Street
     Milwaukee, Wisconsin 53202

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

DISTRIBUTOR
     QUASAR DISTRIBUTORS, LLC
     615 East Michigan Street
     Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     ERNST & YOUNG LLP
     220 South Sixth Street
     Suite 1400
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Suite 1500
     Minneapolis, Minnesota 55402

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit FIRSTAMERICANFUNDS.COM.

0386-04     11/2004     AR-MMY